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EXHIBIT 10.2

                        OPTISON PRODUCT RIGHTS AGREEMENT

         This OPTISON PRODUCT RIGHTS AGREEMENT ("Agreement") dated as of the Effective Date as defined below, by and between MALLINCKRODT INC., a Delaware Corporation with its principal place of business at 675 McDonnell Boulevard, Post Office Box 5840, St. Louis, Missouri 63134 ("Mallinckrodt") and Molecular Biosystems, Inc., a Delaware corporation with its principal place of business at 10030 Barnes Canyon Road, San Diego, California 92121 ("MBI").

                                    RECITALS

         A. The parties have entered into a series of agreements whereby MBI has granted Mallinckrodt extensive rights to manufacture and distribute ultrasound contrast agents developed by MBI. These agreements culminated in the Second Amended and Restated Licensed and Distribution Agreement dated as of March 1, 1999 ("ARDA II").

         B. The parties have taken note of material developments affecting the market for ultrasound contrast agents that make it desirable for the parties to restructure their relationship.

         Now, therefore, in consideration of the mutual promises contained in this Agreement, the parties agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

         ADJUSTMENT PAYMENT is defined in Section 3.02(e).

         AFFILIATE shall mean with respect to a corporation, association, partnership, individual, trust, or unincorporated organization, any other such entity that directly or indirectly controls, is controlled by, or under common control with such entity.

         CHUGAI AGREEMENT means the Cooperative Marketing and Development Agreement dated as of March 31, 1998, between MBI and Chugai Pharmaceutical Co., Ltd.

         COOPERATIVE MARKETING ENTITY is defined in Section 5.01(b). It is expressly understood that the relationship between Mallinckrodt and Nycomed S.A. under the Ultrasound Contrast Agent Cooperative Development and
Commercialization Agreement dated as of May __, 2000 is a Cooperative Marketing Entity.

         EFFECTIVE DATE is the date this Agreement is signed by both parties.

         EXPENSE means any damage(s), interest, penalty, loss, payment, royalty, liability, fee (including attorneys' fees), charge, or expense of any kind.

         GAAP means generally accepted accounting principals as promulgated by the Financial Accounting Standards Board from time to time.

         INTELLECTUAL PROPERTY DISPUTE means a dispute over (i) whether OPTISON infringes a patent held by a third-party; (ii) whether a Patent is invalid;
(iii) whether a product sold by a third party infringes a Patent; (iv) whether MBI owns or controls the Patents and Know-How; (iv) whether MBI or Mallinckrodt has breached or interfered with a Third-Party OPTISON Agreement, whether such agreement is valid, whether any party has committed fraud or other

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tort in connection with any such agreement, or whether any such agreement may be terminated by either party thereto prior to its expiration; (v) whether Mallinckrodt's use, manufacture, or sale of OPTISON in the Territory breaches any other agreement, law, or regulation; or (vi) any other claim, lawsuit, arbitration, or dispute relating to the Patents, Know-How, or Mallinckrodt's contractual right to sell OPTISON in the Territory.

         KNOW-HOW means all information about OPTISON of any type and in any form, other than the Patents, communicated to Mallinckrodt by MBI prior to the Effective Date.

         MBI MANUFACTURING EXPENSES is defined in Section 6.05.

         MBI OPTISON PLANT is defined in Section 6.01(a).

         MORTGAGE is defined in Section 3.02(b).

         NET SALES means the aggregate gross sales in money of OPTISON or any other Ultrasound Contrast Product by Mallinckrodt or its Affiliates to purchasers who are not Affiliates of Mallinckrodt, less the aggregate related
(i) allowances for spoiled, damaged, out-of-date, out of specification, recalled or returned vials, (ii) trade, quantity and cash discounts and rebates allowed,
(iii) all sales, use and excises taxes duties paid, and (iv) transportation and handling charges paid, but not less than zero. For any Net Sales in a currency other than United States dollars, the amount of such Net Sales shall be computed using the average of the daily exchange rates for the month of sale, as reported by Citibank or any other exchange rate reporting service or commercial source selected by Mallinckrodt and approved by MBI (which shall not unreasonably withhold its approval), provided that Mallinckrodt shall not select another reporting service or commercial source arbitrarily or for the purpose of gaining an exchange rate more favorable to it than the exchange rate reported by Citibank.

         OPTISON means any product consisting of a stable hollow albumin microsphere filled with air or perfluoropropane that is substantially identical to the products manufactured by MBI and sold to Mallinckrodt under the names "Albunex-Registered Tradmark-" and "Optison-Registered Tradmark-" under ARDA II and its predecessors and that is used for the purpose of enhancing ultrasound images of the heart, other organs, and blood flow in clinical and veterinary applications.

         PATENTS means the patents and patent applications listed in Appendix 1.

         PROPERTY means the land and building located at 10030 Barnes Canyon Road, San Diego, California 92121, more particularly described in the legal description attached hereto as Appendix 2. PROPERTY shall not include the personal property located on the Property, including but not limited to the OPTISON manufacturing facility.

         SETTLEMENT ENTITY is defined in Section 5.02(c).

         TERRITORY means all of the countries of the world except Japan, Taiwan, and South Korea.

         THIRD-PARTY OPTISON AGREEMENTS is defined in Section 5.05.

         TRADEMARKS is defined in Section 4.02.

         ULTRASOUND CONTRAST PRODUCT means the ultrasound contrast agent currently under development under the name "Sonazoid," including any future-generation version thereof.

         VALUATION FIRM, SECOND VALUATION FIRM, and THIRD VALUATION FIRM are described in Section 3.02(c).

                                    ARTICLE 2

                                 INTERPRETATION


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         2.01 TERMINATION OF ARDA II. ARDA II is hereby terminated pursuant to
Section 14.02(a) thereof. Notwithstanding any provision of ARDA II to the contrary (for example, and not by way of limitation, Section 14.04 of ARDA II), no provision of ARDA II shall survive its termination.

         2.02 NON-INCORPORATION. No portion of ARDA II shall be deemed incorporated into this Agreement.

         2.03 TERMINATION OF OTHER AGREEMENTS. All other written and oral agreements relating to the subject matter of this Agreement entered into between the parties since the effective date of ARDA II are hereby terminated.

         2.04 INVESTMENT AGREEMENT. The Investment Agreement between the parties dated as of September 7, 1995, is hereby amended to permit its termination by mutual consent of the parties, and is hereby terminated pursuant to such amendment.

         2.05 INTERPRETATION IN LIGHT OF PARTIES' INTENTION. It is the parties' intention that this Agreement accomplish, as promptly and efficiently as possible, the transfer of all responsibilities for the development, manufacture, and sale of OPTISON in the Territory to Mallinckrodt in return for (i) Mallinckrodt's payment of all expenses and assumption of all risks in association therewith and (ii) a royalty to MBI on Net Sales of OPTISON and other Ultrasound Contrast Products sold by Mallinckrodt and certain other entities. In the event of a dispute between the parties over the interpretation of this Agreement (for example, the interpretation of ambiguous language or the Agreement's application to unanticipated circumstances), the Agreement shall be interpreted in a manner that tends to promote the parties' intention as set forth in the foregoing sentence.

                                    ARTICLE 3

              MBI PAYMENTS AND OTHER CONSIDERATION TO MALLINCKRODT

         3.01 CASH ON EXECUTION. On the Effective Date, MBI shall pay Mallinckrodt $3 million by wire transfer or other readily available funds.

         3.02 EQUITY IN THE PROPERTY.

                  (a) TRANSFER. On the Effective Date, or as soon thereafter as may be practicable, MBI shall transfer the Property to Mallinckrodt by warranty deed.

                  (b) MALLINCKRODT ASSUMPTION OF MORTGAGE. Mallinckrodt shall assume the promissory note and mortgage on the Property held by Amresco Services, L.P. (together, "Mortgage"). Mallinckrodt and MBI shall share equally all costs relating specifically to the transfer of the Property (including fees, if any, charged by the holder of the Mortgage, recording fees and title insurance premiums) up to an aggregate of $50,000. MBI shall bear all such costs in excess of $50,000. Mallinckrodt shall indemnify MBI for and hold MBI harmless from any and all liability arising in connection with the Mortgage, except for defaults or arrearages that arose prior to the date of Mallinckrodt's assumption of the Mortgage.

                  (c) DETERMINATION OF EQUITY IN THE PROPERTY. As soon as practicable following the Effective Date, the parties shall engage a reputable real estate valuation firm experienced in determining the fair market value of properties in the vicinity of the Property and similar in function thereto ("Valuation Firm"). The Valuation Firm shall be charged with preparing a report on its evaluation of the fair market value of the Property ("FMV"), defined generally as the price on which a willing seller and buyer under no compulsion to complete a transaction would agree for the Property. Mallinckrodt and MBI shall share equally in the fees of the Valuation Firm. If either party disagrees with the FMV as determined by the Valuation Firm, it may, at its own expense, engage a firm of similar reputability and experience to the Valuation Firm ("Second Valuation Firm") to prepare a similar report. The report of the Valuation Firm shall not be disclosed to the Second Valuation Firm. If the FMV as determined by the Second Valuation Firm is less than five percent greater or less than the FMV as determined by the Valuation Firm (regardless of the interest of the party engaging it), the Valuation Firm's determination of FMV shall be regarded as conclusive. If the FMV as determined by the

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         Second Valuation Firm is greater than or equal to five percent greater or less than the FMV as determined by the Valuation Firm (regardless of the interest of the party engaging it), then the parties shall engage a similar firm ("Third Valuation Firm") to prepare a similar report. The parties shall share equally in the cost of the Third Valuation Firm. The FMV as determined by the three valuation firms shall be averaged and the resulting value shall be regarded as the definitive FMV for the purpose of this Agreement. At any time during the process described in this Section 3.02(c), the parties may agree in writing on a definitive FMV.

                  (d) MALLINCKRODT SALE OF PROPERTY. Mallinckrodt shall list the Property for sale with a reputable real estate broker reasonably approved by MBI, at a listing price not less than the FMV. If Mallinckrodt receives an offer for the Property below the FMV that Mallinckrodt proposes to accept, Mallinckrodt shall first grant to MBI the option, exercisable for 10 days, to acquire the Property on terms identical to the terms of the offer Mallinckrodt proposed to accept. If MBI declines to exercise its option to purchase the Property, Mallinckrodt shall be free to sell the Property on terms not less favorable to Mallinckrodt than the terms of the offer Mallinckrodt proposed to accept. Mallinckrodt shall not be required to grant MBI any such option or right of first refusal if it proposes to accept an offer to buy the Property at a price equal to or greater than the FMV as determined pursuant to Section 3.02(c).

                  (e) ADJUSTMENT PAYMENT. If the final selling price of the Property minus (i) the principal balance of the Mortgage as of the Effective Date and (ii) one-half of real estate sale commissions is less than $3 million, then MBI shall pay the difference to Mallinckrodt ("Adjustment Payment"). This difference shall be paid by a 100% credit to Mallinckrodt against all royalty payments due to MBI pursuant to
         Article 5 until the amount of the Adjustment Payment is reached. If the final selling price of the Property minus (i) the principal balance of the Mortgage as of the Effective Date and (ii) one-half of real estate sales commissions is greater than $3 million, Mallinckrodt shall promptly pay the difference to MBI.

         3.03 CHUGAI MILESTONE. If and only if MBI receives a milestone payment pursuant to Section 5.1 of the Chugai Agreement in an amount equal to or greater than $1 million following the Effective Date, MBI shall pay Mallinckrodt $1 million by wire transfer or other readily available funds within ten business days of MBI's receipt of such milestone payment.

                                    ARTICLE 4

         LICENSES

         4.01 PATENT LICENSE. Subject to the terms and conditions of this Agreement, MBI hereby grants Mallinckrodt an exclusive, perpetual license under the Patents and the Know-How,- with right of sublicense, to make, use, develop, promote, and sell OPTISON in the Territory. This license is noncancellable except as set forth in Articles 8 and 11.

         4.02 TRADEMARK LICENSE. GRANT. MBI hereby grants Mallinckrodt a perpetual royalty-free license to use any MBI trademark listed in Appendix 3 ("Trademarks") on or in connection with the manufacture, advertising, distribution, or sale of OPTISON pursuant to the exercise of the license granted in Section 4.01. This license is noncancellable except as set forth in Article 11.

                                    ARTICLE 5

                                    ROYALTIES

         5.01 INTERPRETATION. Notwithstanding the possibility of multiple "sales" of OPTISON or other Ultrasound Contrast Products pursuant to Mallinckrodt's marketing system or distribution arrangements covered hereby, this Article 5 shall be interpreted in each case to provide that (i) MBI shall receive one and only one royalty per unit of OPTISON or other Ultrasound Contrast Product sold, and (ii) the sales pursuant to which Net Sales are calculated shall

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be the last sale made by Mallinckrodt, its Affiliates, a sublicensee of
Mallinckrodt or a Cooperative Marketing Entity to a party that is not related to one of the above.

         5.02 ROYALTY AND RESPONSIBLE PARTY. Mallinckrodt shall pay MBI a royalty of 5% on Net Sales of OPTISON and other Ultrasound Contrast Products when such sales are made by:

                  (a) Mallinckrodt or its Affiliates;

                  (b) any sublicensee of Mallinckrodt, or any subsequent sublicensee in the chain of distribution; or

                  (c) without limiting the generality of (b), any joint venture, partnership, corporation, license trust, or other entity formed, pursuant to the settlement of an Intellectual Property Dispute or otherwise, for the purpose of selling, promoting, or outlicensing OPTISON and/or other Ultrasound Contrast Products ("Cooperative Marketing Entity") in which Mallinckrodt is a joint venturer, partner, owner, equity holder, beneficiary, or other participant.

         5.03 OTHER CONSIDERATION IN TRANSFER OF OPTISON RIGHTS. In the event Mallinckrodt transfers rights to make, use, or sell OPTISON or any other Ultrasound Contrast Product by sublicense or otherwise in which the consideration therefor consists in whole or in part of a one-time or periodic payment that is in the nature of an "up-front payment," purchase price, pre-paid royalty, or license fee, or similar payment, or if Mallinckrodt receives consideration under Article 15 of the Ultrasound Contrast Agent Cooperative Development and Commercialization Agreement dated as of May __, 2000 between Mallinckrodt and Nycomed S.A., Mallinckrodt shall pay MBI 5% of such one-time or periodic payments by wire transfer or other readily available funds within 10 days of their receipt by Mallinckrodt. The obligation of Mallinckrodt to pay a continuing royalty on Net Sales to MBI will terminate with any such payment pursuant to this paragraph 5.03 to MBI.



         5.04 PAYMENT OF ROYALTIES.

                  (a) REPORT. Within 45 days after the start of each calendar quarter, Mallinckrodt shall deliver to MBI a true and accurate report of the Net Sales of OPTISON or other Ultrasound Contrast Product sold during the preceding calendar quarter and for which royalties are payable pursuant to this Article. This report shall include all relevant details, including gross sales, all adjustments used to derive Net Sales, and number of vials shipped to purchasers. In addition, Mallinckrodt shall provide MBI with monthly sales reports no later than 30 days after the end of each month. Each monthly sales report shall include (i) the total number of vials sold by product and by package configuration, and (ii) the amount of all Net Sales by month.

                  (b) PAYMENT. Subject to the provisions of Section 3.02(d), Mallinckrodt shall pay MBI the full amount of all royalty payments due with each quarterly report called for by Subsection (a). Payment shall be made in United States Dollar. In the event Mallinckrodt does not receive distributor sales data within 45 days of the end of the quarter, Mallinckrodt will pay an estimated royalty based on its historical experience and will include an adjustment in the following quarterly payment to true up such estimate.

                  (c) RECORDS AND AUDIT. Mallinckrodt shall keep full, true and accurate books of account containing all particulars which may be necessary for the purpose of determining the amount to be paid under this Agreement. Mallinckrodt agrees, at the request of MBI and at MBI's expense, to permit an independent certified accountant selected by MBI and reasonably acceptable to Mallinckrodt access upon at least 10 business days prior notice and no more than once a calendar quarter to such books of account for the purpose of verifying the reports described in Subsection (a). Such accountant shall not be entitled to disclose any information relating to the business of Mallinckrodt except that which should be properly contained in any report required by Subsection (a).

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                  (d) INTEREST ON LATE PAYMENTS AND UNDERPAYMENTS. If any
         payment due under this Section is not paid in full when due, interest shall accrue on the unpaid amount from the date due until paid at a fluctuating rate equal at all times to the rate BankOne or its successor publishes or announces as its prime or equivalent rate of interest.

         5.05. ROYALTIES AND OTHER OBLIGATIONS TO THIRD PARTIES. As of the Effective Date, MBI has financial and other obligations to third parties in connection with sales of OPTISON by Mallinckrodt and Mallinckrodt's sublicensees pursuant to the following agreements ("Third-Party OPTISON Agreements)":

                  (a) FEINSTEIN. Restated License Agreement dated as of June 1, 1989.

                  (b) NYCOMED. Amendment No. 3 to License and Cooperative Development Agreement, dated as of October 24, 1995.

                  (c) SCHERING. Letter Agreement dated February 18, 1991, and License Agreement dated March 26, 1999,

copies of which are attached hereto as Appendices 4, 5, and 6, respectively. As of the Effective Date, Mallinckrodt shall be responsible for performing all obligations owing by MBI to the respective promisees under the Third-Party OPTISON Agreements with respect to sales of OPTISON in the Territory. The parties shall consult to ensure that Mallinckrodt's performance of all such obligations does not breach any Third-Party OPTISON Agreement. Mallinckrodt may request that MBI join it at Mallinckrodt's expense in negotiating with a third-party promisee to amend or terminate any of the Third-Party OPTISON Agreements. Payments of royalties and minimum royalties shall be made directly from Mallinckrodt to the respective third-party promisees unless any such promisee objects, in which case Mallinckrodt shall make the appropriate payment to MBI and MBI shall promptly pay such promisee.


                                    ARTICLE 6

                                  MANUFACTURING

         6.01 TRANSFER OF MANUFACTURING TO MALLINCKRODT. Subject to Section 6.02, as of the Effective Date, or as soon thereafter as may be practicable and as the parties may agree, MBI shall transfer responsibility for all OPTISON manufacturing to Mallinckrodt. This transfer of responsibility shall include:

                  (a) EMPLOYEES. Mallinckrodt's hiring of MBI employees employed to operate the OPTISON manufacturing plant located on the Property ("MBI OPTISON Plant"). MBI shall use its best efforts to ensure that all necessary MBI employees agree to become employees of Mallinckrodt, or independent contractors engaged by Mallinckrodt, for purposes of continuing to operate the MBI OPTISON Plant.

                  (b) OPERATION. Mallinckrodt's supervision and responsibility for all operations of the MBI OPTISON Plant.

                  (c) REGULATORY AND QUALITY. Mallinckrodt's compliance with all applicable regulatory requirements and performance of the quality assurance, quality control, and recordkeeping and other administrative functions.

                  (d) SHIPMENT. Mallinckrodt's shipment of OPTISON from the MBI OPTISON Plant.

All such operations shall be at Mallinckrodt's expense.

         6.02 QUALIFICATION REGARDING FDA REQUIREMENTS AND MBI'S OBLIGATION TO TRANSFER. Notwithstanding Section 6.01, the parties shall not transfer formal responsibility for manufacturing to Mallinckrodt in violation of MBI's current FDA approvals and certifications to operate the MBI OPTISON Plant or in violation of

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applicable FDA regulations. The parties shall use best efforts to transfer such approval and certification from MBI to Mallinckrodt or to secure all necessary approvals and certifications. Pending such transfer or the securing of such approvals or certifications, Mallinckrodt shall, at its expense, control MBI's operation of the MBI OPTISON Plant to the extent possible without violating any existing approval, certification, law, or regulation.

         6.03 MALLINCKRODT PURCHASE OF OPTISON MANUFACTURING EQUIPMENT AND SUPPLIES. As soon as practicable after the Effective Date, Mallinckrodt shall purchase from MBI all manufacturing equipment and supplies (exclusive of inventories of raw material, vials, packaging and the like) MBI has on hand and that are related to manufacturing and marketing OPTISON. The purchase price of such equipment and supplies shall be its fair market value.

         6.04 MALLINCKRODT PURCHASE OF INVENTORIES. At such time as Mallinckrodt requires material for manufacturing OPTISON under Section 6.01, Mallinckrodt shall purchase from MBI all inventories of raw material (such as albumin and perfluoropropane), vials, packaging, and other inventories used in the manufacture of OPTISON at MBI's cost, provided that such inventories were purchased by MBI in reasonable reliance on Mallinckrodt's purchase forecasts prior to the Effective Date.

         6.05 MBI MANUFACTURING EXPENSE. Until such time as Mallinckrodt requires material for manufacturing under 6.01, Mallinckrodt shall reimburse MBI for all fully-allocated manufacturing expenses ("MBI Manufacturing Expenses"), including but not limited to overhead, depreciation, direct materials, and interest. To qualify for reimbursement, MBI Manufacturing Expenses must be (i) budgeted by MBI and reviewed and approved in advance by Mallinckrodt, which approval may not be unreasonably withheld, (ii) determined pursuant to GAAP, with the exception that royalties paid and accelerated depreciation taken by MBI that would normally be includable in fully allocated manufacturing expenses under GAAP will not be reimbursed (other than, if at all, in compliance other Sections of this Agreement), and (iii) incurred by MBI in manufacturing OPTISON for Mallinckrodt.

         6.06 MANUFACTURING STANDARDS. Mallinckrodt shall manufacture OPTISON using Good Manufacturing Practices and shall comply with all applicable laws and regulations affecting the manufacture of OPTISON, and shall use best commercial efforts to ensure that OPTISON is merchantable and fit the purposes for which it is intended.


                                    ARTICLE 7

                         FURTHER DEVELOPMENT OF OPTISON

         7.01 CLINICAL ACTIVITIES. Mallinckrodt shall be responsible for obtaining all FDA and foreign equivalent approvals and conducting any activities related thereto, including but not limited to pre-clinical and clinical trials, for any indication of ALBUNEX or OPTISON, at its sole expense and as deemed technically and commercially appropriate in Mallinckrodt's sole judgment.

         7.02 EXISTING FDA APPROVALS. As promptly as practicable after the Effective date, MBI shall transfer to Mallinckrodt all IND's NDA's, PMA's, IDE's, other applications and submissions to the FDA and related support documentation ("Approvals"). During the pendency of any such transfer, MBI shall permit Mallinckrodt to reference or otherwise have the benefit of all Approvals.


                                    ARTICLE 8

                       PATENT PROSECUTION AND MAINTENANCE

          Mallinckrodt shall be responsible for the prosecution and maintenance of all Patents licensed or sublicensed to Mallinckrodt hereunder, at its sole expense to the extent that such patents continue to have commercial value to Mallinckrodt, as determined by Mallinckrodt in its sole judgment. Mallinckrodt shall use its best efforts to secure the issuance of all patent applications under the Patents, and shall not allow any Patent to lapse without sufficient advance notice to MBI to permit MBI to continue prosecution or maintenance thereof. The license granted in this Agreement

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shall terminate as to any Patent for which responsibility for prosecution and maintenance is returned to MBI. Mallinckrodt shall use its best efforts to extend the expiration date of any Patent subject to regulations or statutes providing for such extension, including but not limited to regulations or statutes relating to patents covering medical products subject to FDA review.


                                    ARTICLE 9

               INTELLECTUAL PROPERTY DISPUTES AND INDEMNIFICATION

         9.01 MALLINCKRODT RESPONSIBILITY. As of the Effective Date, Mallinckrodt shall be responsible for:

                  (a) CONDUCT AND CONTROL. The conduct and control of prosecution or defense of any Intellectual Property Dispute pending as of the Effective Date or arising thereafter.

                  (b) DISCRETION TO SETTLE. The discretion to settle, compromise, consent to agreed orders or judgments, dismiss, or otherwise conclude any Intellectual Property Dispute.

                  (c) PERFORMANCE. The performance of all terms and conditions of any settlement, order, or judgment concluding or relating to any Intellectual Property Dispute.

                  (d) EXPENSES. All Expenses in connection with any Intellectual Property Dispute.

         9.02 PAYMENTS TO MBI. If any judgment or settlement includes payments to Mallinckrodt on account of pre-settlement or pre-judgment lost sales of OPTISON, or pre-settlement or pre-judgment sales of a product by a third party that infringe a Patent, Mallinckrodt shall pay to MBI (or shall provide in any settlement or judgment order that such third party shall pay to MBI) subject first to Mallinckrodt's 100% recovery of the cost and expense associated with such recovery or award:

                  (a) IDENTIFIED SALES. If the settlement or judgment order identifies a quantity or volume of such lost sales or infringing sales, 5% of the corresponding Net Sales (or a good faith estimate thereof).

                  (b) LUMP SUM. If the settlement or judgment order provides for a lump-sum payment to Mallinckrodt that is not identified to a quantity of lost or infringing sales, 5% of such lump sum after deduction of Mallinckrodt's costs of prosecution or defense.

         9.03 MBI COOPERATION. At Mallinckrodt's request, MBI shall cooperate with Mallinckrodt at Mallinckrodt's expense in the prosecution, defense, or settlement of any Intellectual Property Dispute, however, in no event will Mallinckrodt be obligated to pay MBI for its personnel or out of pocket expenses in the course of MBI discharging its obligation to provide such cooperation.


                                   ARTICLE 10

                         TRANSITIONAL AND OTHER MATTERS

         10.01 EUROPEAN PERFUSION MILESTONE. Mallinckrodt shall pay MBI $4 million by wire transfer or other readily available funds within five business days of the date of the first approval of OPTISON in any country in the European Union ("Europe") by Mallinckrodt, an Affiliate of Mallinckrodt, a Cooperative Marketing Entity, or Sublicensee for an intravenous myocardial perfusion indication, and in this regard, Mallinckrodt shall take all necessary and appropriate steps to achieve approval at the earliest possible date for the sale in Europe of OPTISON for such an indication. Mallinckrodt retains the absolute and sole right to determine if it will pursue the commercialization of OPTISON for myocardial perfusion indications in Europe, including the launch date following approval, if any. Nothing herein shall be considered to obligate Mallinckrodt to pursue such OPTISON indication in Europe, however Mallinckrodt has no reason to believe at this time that it will not do so.

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         10.02 OFFICE SPACE. For a period of one year from the date that title to the Property is transferred to Mallinckrodt pursuant to Section 3.02(a), MBI shall have the right to occupy offices in the building on the Property sufficient to accommodate comfortably ten employees and associated administrative staff rent-free and free of any other expense associated with such tenancy (for example, taxes, maintenance, insurance, utilities, and the like). MBI shall be responsible for expenses related to the employment of such persons, such as salaries, office expenses, and the like. Should the manufacturing operations conducted in the Property be terminated and the Property sold prior to the end of the 12 months, MBI shall be given 90 days' notice of the need to relocate.

         10.03 INFORMATION TO CHUGAI. MBI has obligations to provide certain information to Chugai Pharmaceutical Company, Ltd. ("Chugai"). Mallinckrodt shall make such information in its possession available to Chugai. In this regard, Mallinckrodt shall provide to Chugai any information concerning OPTISON generated or obtained in this course of this Agreement for use outside the Territory, under suitable confidentiality terms, where appropriate.

         10.04 SEVERANCE PAYMENTS TO CERTAIN MBI EMPLOYEES. MBI has notified its employees responsible for the operation of the MBI OPTISON Plant ("Outsourcing Employees") of the terms of their severance in the event of their termination. Such terms include a retention bonus. Mallinckrodt shall be responsible for performance of all of MBI's severance obligations with respect to the Outsourcing Employees at such time as they are terminated, regardless of whether they are on MBI's or Mallinckrodt's payroll at the time. Notwithstanding the foregoing, on or before December 31, 2000, MBI shall establish a segregated fund sufficient to reimburse Mallinckrodt for any financial obligations pursuant to such severance arrangements, and shall transfer it to Mallinckrodt. Within 30 days following the termination of the Outsourcing Employees from their employment in operating the MBI OPTISON Plant (regardless of whose payroll they were on at the time), Mallinckrodt shall refund to MBI the difference between the amount of such fund and the aggregate amount it paid out pursuant to MBI's severance and retention commitments to, or on account of, the Outsourcing Employees. In the event that the amount of the segregated fund established by MBI is insufficient to enable Mallinckrodt to satisfy MBI's severance and retention commitments to the Outsourced Employees, the shortfall shall be recovered by Mallinckrodt by a 100% credit to Mallinckrodt against all royalty payments due to MBI pursuant to Article 5 until the amount of the shortfall plus interest on the unpaid amount at the prime rate has been fully recouped. As soon as practicable after the Effective Date, Mallinckrodt shall make offers of employment to the Outsourced Employees to the extent Mallinckrodt considers necessary for the manufacture of OPTISON.

         10.05 INDEMNIFICATION RELATING TO MANUFACTURE, USE, OR SALE OF OPTISON IN THE TERRITORY. Mallinckrodt shall indemnify and hold MBI harmless against any Expenses in connection with any and all claims, lawsuits, arbitrations, or dispute s including, without limitation, Intellectual Property Disputes arising out of Mallinckrodt's use, development, manufacture, distribution, promotion, or sale of OPTISON or other Ultrasound Contrast Products to which MBI is a party or in connection with which MBI has incurred any Expenses after the Effective Date. Without limiting the generality of the foregoing, it is specifically understood by the parties that MBI shall not be required to, and does not intend to, maintain any insurance in connection with claims relating to OPTISON, including but not limited to claims relating to personal injury or wrongful death, and it is the parties' intention that Mallinckrodt be solely responsible for the defense of such claims and all Expenses of both parties in connection therewith. MBI shall promptly notify Mallinckrodt of any claim, lawsuit, arbitration, or dispute of which it becomes aware and Mallinckrodt shall immediately assume its defense and perform all necessary functions in connection therewith.




                                   ARTICLE 11

                              TERM AND TERMINATION

         11.01 TERM. Unless sooner terminated pursuant to the provisions of this Article or as to particular Patents pursuant to Article 8, the term of this Agreement shall continue until the expiration of the last Patent to expire.

         11.02 TERMINATION. This Agreement may be terminated

                  (a) MUTUAL CONSENT. At any time by mutual written consent of the parties.

                  (b) MALLINCKRODT MATERIAL BREACH. By MBI, if Mallinckrodt shall fail to timely make any payment required by this Agreement or shall commit any other material breach of this Agreement and such payment shall not have been made, or such material breach cured, within 60 days after receipt of written demand therefore from MBI unless Mallinckrodt is, in good faith, contesting or disputing its obligation to make any such payment, disputing the amount thereof, or disputing MBI's claim of material breach.

         11.03 SURVIVAL. All of Mallinckrodt's (i) pre-termination financial obligations to MBI, (i) obligations for Expenses pursuant to Article 9, and
(iii) indemnification obligations pursuant to 10.05, shall survive the termination of this Agreement.


                                   ARTICLE 12

                                   ASSIGNMENT

         Either party may assign this Agreement on notice to the other, provided that (i) MBI shall not assign this Agreement unless it also assigns or transfers the Patents to the assignee and takes such other actions as may be necessary to enable the Assignee to perform the Agreement and (ii) Mallinckrodt shall guarantee the performance of this Agreement by the Assignee unless MBI has waived such guaranty in writing.


                                   ARTICLE 13

                               GENERAL PROVISIONS

         13.01 RELATIONSHIP OF THE PARTIES. The relationship between Mallinckrodt and MBI is solely that of independent contractors and this Agreement shall not create an agency, partnership, joint venture or employer/employee relationship, and nothing hereunder shall be deemed to authorize either party to act for, represent or bind the other or any of its Affiliates except as expressly provided in this Agreement.

         13.02 NOTICE. All notices, communications, demands and payments required or permitted to be given or made hereunder or pursuant hereto shall be in writing and shall be sent by any method which provides evidence of delivery, including fax, as follows:

         If to Mallinckrodt:

                  Mallinckrodt Inc.
                  675 McDonnell Blvd.
                  St. Louis, Missouri  63134

                  Attention:  President - Mallinckrodt Imaging Group

                  Fax:     314-654 3107

                  with a copy to Mallinckrodt's Vice President and General Counsel at the same address

         If to MBI:

                  Molecular Biosystems, Inc.
                  10030 Barnes Canyon Road

                  San Diego, California  92121

                  Attention:  President

                  Fax:     619-452-6187

                  with a copy to:

                  Craig P. Colmar, Esq.
                  Johnson and Colmar
                  Suite 1000
                  300 South Wacker Drive
                  Chicago, Illinois  60606

                  Fax:  312-922-9283

or, with respect to any party or recipient, to any changed address of which the sender has actual knowledge.

         13.03 GOVERNING LAW. This Agreement is deemed to have been entered into in the State of Missouri, and its interpretation, construction, and the remedies for its enforcement or breach are to be applied pursuant to and in accordance with the substantive laws of the State of Missouri.

         13.04 VALIDITY. If any provision of this Agreement is, becomes, or is deemed invalid or unenforceable in any jurisdiction, such provision shall be deemed amended to conform to applicable law so as to be valid, legal and enforceable in such jurisdiction so deeming. The validity, legality and enforceability of such provision shall not in any way be affected or impaired thereby in any other jurisdiction. If such provision cannot be so amended without materially altering the intention of the parties, it shall be stricken in the jurisdiction so deeming and the remainder of this Agreement shall remain in full force and effect.

         13.05 WAIVER. No waiver of any right under this Agreement shall be deemed effective unless contained in a writing signed by the party charged with such waiver, and no waiver of any right arising from any breach or failure to perform shall be deemed to be a waiver of any future such right or of any other right arising under this Agreement. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof.

         13.06 ENTIRE AGREEMENT. Without limiting the effect of Article 2, this Agreement sets forth and constitutes the entire agreement between the parties hereto with respect to its subject matter, and supersedes any and all prior agreements, promises, understandings, and representations made by either party to the other.

         13.07 AMENDMENT. This Agreement may only be amended by a written agreement signed by both parties hereto expressly designated as an amendment.

         13.08 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date as evidenced by the later of the dates of the following signatures.

                                  MOLECULAR BIOSYSTEMS, INC.

                                  By:_________________________________
                                           Bobba Venkatadri
                                           President and Chief Executive Officer
                                           Date:    May 9, 2000
                                                ------------------------------

                                  MALLINCKRODT INC.

                                  By:_________________________________
                                           Richard T. Higgins
                                           VP Corporate Development
                                           Date:  May 5, 2000
                                                ------------------------------



                                      12

                                   APPENDIX 1

                        OPTISON PATENTS AND APPLICATIONS

===============================================================================
WEDNESDAY, OCTOBER 20, 1999           MASTER LIST BY DIVISION           PAGE: 1
===============================================================================
       DIVISION


CASE
NUMBER                      ATTORNEY           DISCLOSURE STATUS    TITLE                                INVENTORS
===================================================================================================================================
100-0001                                               FILED        PROTEIN ENCAPSULATED INSOLUBLE GAS   HAMILTON, K
                                                                    MICROSPHERES AND THEIR PREPARATION   LAMBERT, K
                    MOLECULAR BIOSYTEMS, INC.                       AND USE AS ULTRASONIC IMAGING        PODELL, SHEILA
                                                                    AGENTS


        SUB                  CASE  APPLICATION    FILING        PATENT   ISSUE       TAX       EXPIRATION
COUNTRY CASE   STATUS        TYPE  NUMBER         DATE          NUMBER   DATE        SCHEDULE  DATE           AGENT     AGENT REF #
===================================================================================================================================
AU             GRANTED       PCT   72184/94      01-Jul-1994    683485   05-Mar-1998           01-Jul-2014              20010.46
AU       A     PENDING       ORD   53026/98      09-Feb-1998
BR             Abandoned     PCT   PI9406993-0   01-Jul-1994                          PA                      DANNE
BY             Abandoned     PCT   960521        01-Jul-1994                                                            20010.47
CA             PENDING       PCT   2,166,459     01-Jul-1994                                                  SCOTT     20010.49
CN             Abandoned     PCT   94193227.3    01-Jul-1994                          PA
CZ             Abandoned     PCT   PV3508-95     01-Jul-1994                                                            20010.51
DE             Published     EPC   94304902.3    04-Jul-1994
EP             Published     ORD   94304902.3    04-Jul-1994
EP       A     Published     DIV   98116817.2    02-Sep-1998                                                  MOFO      20010.69
ES             Published     EPC   94304902.3    04-Jul-1994
FI             Abandoned     PCT   956312        01-Jul-1994
FR             Published     EPC   94304902.3    04-Jul-1994
GB             Published     EPC   94304902.3    04-Jul-1994
GE             Abandoned     PCT   002218        01-Jul-1994
HU             Abandoned     PCT   P9503977      01-Jul-1994

===============================================================================
WEDNESDAY, OCTOBER 20, 1999              MASTER LIST BY DIVISION        PAGE: 2
===============================================================================
     DIVISION


IE             PUBLISHED     EPC   94304902.3    04-Jul-1994
IL             Abandoned     ORD   110185        01-Jul-1994
IT             Published     EPC   94304902.3    04-Jul-1994
JP             Granted       PCT   503679/95     01-Jul-1994    2905598   26-May-1999      01-Jul-2014
JP       A     Published     DIV   10-259019     11-Sep-1998                                                            20010.70
KG             ABANDONED     PCT   960317.1      01-Jul-1994
KR             PENDING       PCT   700002/96     01-Jul-1994                                                            20010.58
KZ             Abandoned     PCT   961521.1      01-Jul-1994                                                            20010.57
MX             PENDING       PCT   945059        01-Jul-1994
NL             Published     EPC   94304902.3    04-Jul-1994
NO             Abandoned     PCT   P955351       01-Jul-1994
NZ             GRANTED       PCT   268826        01-Jul-1994    268826    17-Mar-1997      01-Jul-2014
PL             Abandoned     PCT   P312387       01-Jul-1994
RU             Abandoned     PCT   96102021      01-Jul-1994                                                            20010.63
TJ             ABANDONED     PCT   95000260      01-Jul-1994
TM             Abandoned     PCT   296           01-Jul-1994
TW             GRANTED       ORD   83107084      01-Aug-1994    NI-80177  11-Dec-1996      01-Aug-2014
UA             Abandoned     PCT   96020401      01-Jul-1994
US             ABANDONED     ORD   086,717       02-Jul-1993                           LE
US       A     ABANDONED     CON   220,264       30-Mar-1994                           LE
US       B     ABANDONED     CIP   187,656       26-Jan-1994                           LE
US       C     ABANDONED     CIP   290,024       12-Aug-1994                           LE
US       D     Granted       CIP   290,022       12-Aug-1994    5,552,133 03-Sep-1996  LE
US       E     Unfiled       CIP                                                       LE                               20010.24
US       F     Unfiled       CIP                                                       LE                               20010.23
US       G     PENDING       DIV   484,067       06-Jun-1995                           LE

===============================================================================
WEDNESDAY, OCTOBER 20, 1999             MASTER LIST BY DIVISION         PAGE: 3
===============================================================================
     DIVISION


US       H     Abandoned     DIV   08/483,251    07-Jun-1995                           LE
US       I     ABANDONED     DIV   08/662,983    13-Jun-1996                           LE                               20010.02
US       J     Granted       CON   08/887,493    02-Jul-1997    5,855,865 05-Jan-1999  LE
UZ             ABANDONED     PCT   9600025.2     01-Jul-1994
WO             Published     ORD   US94/07533    01-Jul-1994                           LE                               20010.40
ZA             GRANTED       ORD   94/4810       04-Jul-1994    94/4810  27-Sep-1995       04-Jul-2014                  20010.44

================================================================================
WEDNESDAY, OCTOBER 20, 1999               MASTER LIST BY DIVISION        PAGE: 4
================================================================================
       DIVISION


CASE
NUMBER                      ATTORNEY               DISCLOSURE STATUS    TITLE                                 INVENTORS
===================================================================================================================================
100-0002                                                 FILED          INSOLUBLE FLUORINATED GAS             LOHRMANN, ROLF
                                                                        CONTAINING MICROSPHERES
                                                                        COMPOSED OF FLUORINE-CONTAINING
                  MOLECULAR BIOSYTEMS, INC.                             SHELLS


         SUB                CASE   APPLICATION      FILING       PATENT       ISSUE     TAX        EXPIRATION
COUNTRY  CASE  STATUS       TYPE   NUMBER            DATE        NUMBER       DATE      SCHEDULE   DATE         AGENT   AGENT REF #
===================================================================================================================================
AT             PENDING      EPC    95927536.3     31-Jul-1995
AU             PENDING      PCT    31536/95       31-Jul-1995
CA             Pending      PCT    2,196,599      31-Jul-1995                                                  SCOTT
CA       D     PENDING      PCT    2,220,706      07-Jun-1996                                                  SCOTT     20021.49
CH             PENDING      EPC    95927536.3     31-Jul-1995
DE             PENDING      EPC    95927536.3     31-Jul-1995
DK             PENDING      EPC    95927536.3     31-Jul-1995
EP             Published    PCT    95927536.3     31-Jul-1995
EP       D     Published    PCT    96921384.2     07-Jun-1996                                                            20021.47
ES             PENDING      EPC    95927536.3     31-Jul-1995
FI             PENDING      EPC    95927536.3     31-Jul-1995
FR             PENDING      EPC    95927536.3     31-Jul-1995
GB             PENDING      EPC    95927536.3     31-Jul-1995
IE             PENDING      EPC    95927536.3     31-Jul-1995
IT             PENDING      EPC    95927536.3     31-Jul-1995
JP             Published    PCT    8-506664       31-Jul-1995                                                            20021.45

================================================================================
WEDNESDAY, OCTOBER 20, 1999         MASTER LIST BY DIVISION           PAGE: 5
================================================================================
      DIVISION


JP       D     Published    PCT    501846/97      07-Jun-1996                                                            20021.48
KR             PENDING      PCT    700645/97      31-Jul-1995
LU             PENDING      EPC    95927536.3     31-Jul-1995
MC             PENDING      EPC    95927536.3     31-Jul-1995
NL             PENDING      EPC    95927536.3     31-Jul-1995
PT             PENDING      EPC    95927536.3     31-Jul-1995
SE             PENDING      EPC    95927536.3     31-Jul-1995
US             Granted      ORD    284,782        02-Aug-1994    5,562,893    08-Oct-1996   LE    02-Aug-2014
US       A     ABANDONED    ORD    445,706        22-May-1995                               LE
US       B     ABANDONED    ORD    447,254        22-May-1995                               LE
US       C     Granted      CIP    477,510        07-Jun-1995    5,730,955    24-Mar-1998   LE
US       D     PENDING      CIP    660,480        07-Jun-1996                               LE
US       E     PENDING      CIP    09/009,799     20-Jan-1998                               LE                          20021.12
US       F     Pending      ORD    08/972,152     17-Nov-1997                               LE                          20021.01
WO             Published    ORD    9509618        31-Jul-1995                               LE
WO       D     Published    ORD    US96/09547     07-Jun-1996                               LE                          20021.41

================================================================================
WEDNESDAY, OCTOBER 20, 1999       MASTER LIST BY DIVISION               PAGE: 8
================================================================================

      DIVISION


CASE
NUMBER                       ATTORNEY              DISCLOSURE STATUS      TITLE                                    INVENTORS
===================================================================================================================================
100-0005                                                  FILED           GAS-EXCHANGE METHOD OF MAKING GAS-       JABLONSKI, ED
                                                                          FILLED MICROSPHERES

                   MOLECULAR BIOSYTEMS, INC.


         SUB                CASE   APPLICATION      FILING       PATENT       ISSUE     TAX        EXPIRATION
COUNTRY  CASE  STATUS       TYPE   NUMBER            DATE        NUMBER       DATE      SCHEDULE   DATE         AGENT   AGENT REF #
===================================================================================================================================
US             Granted      ORD    484,338        07-Jun-1995    5,674,469    07-Oct-1997   LE      07-Jun-2015
US       PR    Abandoned    PRO    60/000,011     08-Jun-1995                               LE
WO             Published    ORD    US96/08878     04-Jun-1996                               LE                            20040.40

================================================================================
WEDNESDAY, OCTOBER 20,1999        MASTER LIST BY DIVISION               PAGE: 11
================================================================================

      DIVISION


CASE
NUMBER                       ATTORNEY              DISCLOSURE STATUS      TITLE                                    INVENTORS
===================================================================================================================================
100-0008                                                  FILED           USE OF PRESSURE RESISTANT PROTEIN        JABLONSKI, ED
                                                                          MICROSPHERES ENCAPSULATING GASES
                                                                          AS ULTRASONIC IMAGING AGENTS FOR
                                                                          VASCULAR PERFUSION
                     MOLECULAR BIOSYTEMS, INC.


         SUB                CASE   APPLICATION      FILING       PATENT       ISSUE     TAX        EXPIRATION
COUNTRY  CASE  STATUS       TYPE   NUMBER            DATE        NUMBER       DATE      SCHEDULE   DATE         AGENT   AGENT REF #
===================================================================================================================================
AT             Pending      EPC    97931052.1   05-Jun-1997
AU             Published    ORD    34780/97     05-Jun-1997                             LE                              20043.41
BE             Pending      EPC    97931052.1   05-Jun-1997
CA             Published    ORD    2,253,734    05-Jun-1997                             LE                              20043.42
CH             Pending      EPC    97931052.1   05-Jun-1997
DE             Pending      EPC    97931052.1   05-Jun-1997
DK             Pending      EPC    97931052.1   05-Jun-1997
EP             Pending      PCT    97931052.1   05-Jun-1997                             LE                              20043.
ES             Pending      EPC    97931052.1   05-Jun-1997
FI             Pending      EPC    97931052.1   05-Jun-1997
FR             Pending      EPC    97931052.1   05-Jun-1997
GB             Pending      EPC    97931052.1   05-Jun-1997
GR             Pending      EPC    97931052.1   05-Jun-1997
IE             Pending      EPC    97931052.1   05-Jun-1997
IT             Pending      EPC    97931052.1   05-Jun-1997
JP             Pending      PCT    10-500865    05-Jun-1997

===============================================================================
WEDNESDAY, OCTOBER 20,1999           MASTER LIST BY DIVISION           PAGE: 12
===============================================================================
   DIVISION

LI             Pending      EPC    97931052.1   05-Jun-1997
LU             Pending      EPC    97931052.1   05-Jun-1997
MC             Pending      EPC    97931052.1   05-Jun-1997
NL             Pending      EPC    97931052.1   05-Jun-1997
PT             Pending      EPC    97931052.1   05-Jun-1997
SE             Pending      EPC    97931052.1   05-Jun-1997
US             Allowed      ORD    08/1665,028  07-Jun-1996                             LE
WO             Published    ORD    US97/09782   05-Jun-1997                             LE                              20043.40

===============================================================================
WEDNESDAY, OCTOBER 20,1999          MASTER LIST BY DIVISION             PAGE:14
===============================================================================

      DIVISION


CASE
NUMBER                       ATTORNEY              DISCLOSURE STATUS      TITLE                                    INVENTORS
===================================================================================================================================
100-0010                                                  FILED           CONTRAST AGENTS FOR ULTRASONIC           FEINSTEIN
                                                                          IMAGING


                     STEVEN FEINSTEIN


         SUB                CASE   APPLICATION      FILING       PATENT      ISSUE       TAX        EXPIRATION
COUNTRY  CASE  STATUS       TYPE   NUMBER            DATE        NUMBER      DATE        SCHEDULE   DATE         AGENT   AGENT REF #
===================================================================================================================================
AT             GRANTED      PCT    9004/84        26-Jan-1984    397034       25-Jan-1994           15-Jun-2011          20029.42
AT        A    GRANTED      EPC    86116943.1     05-Dec-1986    0224934      29-Jan-1992   OE      05-Dec-2006          20030.44
AU             GRANTED      PCT    25769/84       26-Jan-1984    571863       16-Aug-1988           26-Jan-2004          20029.41
AU        A    GRANTED      ORD    66097/86       04-Dec-1986    575735       22-Nov-1988           04-Dec-2006          20030.40
BE             GRANTED      EPC    84901032.7     26-Jan-1984    0135563      29-Aug-1990           26-Jan-2004          20029.43
BE        A    GRANTED      EPC    86116943.1     05-Dec-1986    0224934      29-Jan-1992           05-Dec-2006          20030.46
BR             ABANDONED    ORD    PI8404941-3    26-Jan-1984                               PA                           20029.44
CA             Granted      ORD    446,243        27-Jan-1984    1,221,759    12-May-1987           12-May-2004  SCOTT   20029.45
CA        A    Granted      ORD    524,419        03-Dec-1986    1,274,773    02-0ct-1990   OL      02-Oct-2007  SCOTT   20030.41
CH        A    GRANTED      EPC    86116943.1     05-Dec-1986    0224934      29-Jan-1992           05-Dec-2006          20030.47
DE             GRANTED      PCT    P3490013.6     26-Jan-1984    3490013      15-Mar-1990           26-Jan-2004          20029.47
DE        A    GRANTED      EPC    86116943.1     05-Dec-1986    3683735      29-Jan-1992           05-Dec-2006          20030.45
EP             GRANTED      PCT    84901032.7     26-Jan-1984    0135563      29-Aug-1990           26-Jan-2004          20030.
EP        A    GRANTED      ORD    86116943.1     05-Dec-1986    0224934      29-Jan-1992           05-Dec-2006          20030.43
FR             Granted      ORD    8401207        26-Jan-1984    2541108      03-Apr-1992           26-Jan-2004          20029.46
FR        A    GRANTED      EPC    86116943.1     05-Dec-1986    0224934      29-Jan-1992           05-Dec-2006          20030.48

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
WEDNESDAY, OCTOBER 20, 1999                       MASTER LIST BY DIVISION                                    PAGE: 15
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

       DIVISION

GB             GRANTED      PCT    8423446        26-Jan-1984    2143327     22-Oct-1986            26-Jan-2004
GB        A    GRANTED      EPC    86116943.1     05-Dec-1986    0224934     29-Jan-1992            05-Dec-2006
IE             Published    PCT    61591          26-Jan-1984
IL             GRANTED      ORD    70784          26-Jan-1984    70784       01-Apr-1988            26-Jan-2004
IT        A    GRANTED      EPC    86116943.1     05-Dec-1986    0224934     29-Jan-1992    EP      05-Dec-2006
JP             GRANTED      PCT    501032/84      26-Jan-1984    1598465     28-Jan-1991            26-Jan-2004
JP        A    GRANTED      ORD    289108/86      05-Dec-1986    1677653     13-Jul-1992            05-Dec-2006
NL             GRANTED      PCT    8420041        26-Jan-1984    191079      17-Dec-1994            26-Jan-2004
NL        A    GRANTED      EPC    86116943.1     05-Dec-1986    0224934     29-Jan-1992            05-Dec-2006
SE             GRANTED      PCT    8404797-6      26-Jan-1984    8404797-6   16-Jul-1992            26-Jan-2004
SE        A    GRANTED      EPC    86116943.1     05-Dec-1986    0224934     29-Jan-1992    EP      05-Dec-2006
US             Granted      ORD    461,664        27-Jan-1983    4,572,203   25-Feb-1986    LE      25-Feb-2003
US        A    Granted      CIP    805,975        05-Dec-1985    4,718,433   12-Jan-1988    LE
US        B    Granted      CIP    103,837        01-Oct-1987    4,774,958   04-Oct-1988    LE
WO             Published    ORD    US84/00135     26-Jan-1984                               LE

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
WEDNESDAY, OCTOBER 20, 1999                           MASTER LIST BY DIVISION                                          PAGE: 16
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

      DIVISION

CASE
NUMBER                       ATTORNEY              DISCLOSURE STATUS      TITLE                                    INVENTORS
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
100-0011                                                  FILED           CONCENTRATED STABILIZED MICRO-           WESTKAEMPER,
                                                                          BUBBLE TYPE ULTRASONIC IMAGING           WIDDER, KEN
                                                                          AGENT

                    MOLECULAR BIOSYTEMS, INC.

         SUB              CASE   APPLICATION     FILING      PATENT      ISSUE       TAX        EXPIRATION
COUNTRY  CASE  STATUS     TYPE   NUMBER           DATE       NUMBER      DATE        SCHEDULE   DATE         AGENT   AGENT REF #
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

AT             GRANTED    EPC    88120371.5    06-Dec-1988   0324938     18-Nov-1993    OE      06-Dec-2008
AU             GRANTED    ORD    25881/88      25-Nov-1988   603718      19-Mar-1991            25-Nov-2008
BE             GRANTED    EPC    88120371.5    06-Dec-1988   0324938     18-Nov-1993            06-Dec-2008
CA             Granted    ORD    581,985       02-Nov-1988   1,325,590   28-Dec-1993    OL      28-Dec-2010  SCOTT
CH             GRANTED    EPC    88120371.5    06-Dec-1988   0324938     18-Nov-1993            06-Dec-2008
CN             GRANTED    ORD    88105824.6    28-Dec-1988   88105824.6  07-Apr-1995    OL      28-Dec-2003
DE             GRANTED    EPC    88120371.5    06-Dec-1988   P3885730.8  18-Nov-1993            06-Dec-2008
DK             PENDING    ORD    7216/88       23-Dec-1988
EP             GRANTED    ORD    88120371.5    06-Dec-1988   0324938     18-Nov-1993            06-Dec-2008            28060.00
FI             GRANTED    ORD    886016        28-Dec-1988   93698       26-May-1995            28-Dec-2008
FR             GRANTED    EPC    88120371.5    06-Dec-1988   0324938     18-Nov-1993            06-Dec-2008
GB             GRANTED    EPC    88120371.5    06-Dec-1988   0324938     18-Nov-1993            06-Dec-2008
IE             GRANTED    ORD    3127/88       14-Oct-1988   61591       16-Nov-1994    OL      14-Oct-2008            20018.56
IL             GRANTED    ORD    88039         13-Oct-1988   88039       16-Oct-1992            13-Oct-2008
IT             GRANTED    EPC    88120371.5    06-Dec-1988   0324938     18-Nov-1993    EP      06-Dec-2008
JP             Granted    ORD    63-323826/88  23-Dec-1988   2137979     21-Aug-1998            23-Dec-2008            20018.48


---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
WEDNESDAY, OCTOBER 20, 1999                           MASTER LIST BY DIVISION                                         PAGE: 17
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

        DIVISION

KR             GRANTED       ORD    17665/88       28-Dec-1988   106494      22-Oct-1996              01-May-2011
LU             GRANTED       EPC    88120371.5     06-Dec-1988   0324938     18-Nov-1993              06-Dec-2008
NL             GRANTED       EPC    88120371.5     06-Dec-1988   0324938     18-Nov-1993              06-Dec-2008
NO             GRANTED       ORD    88/5796        28-Dec-1988   176826      14-Jun-1995              28-Dec-2008
SE             GRANTED       EPC    88120371.5     06-Dec-1988   0324938     18-Nov-1993     EP       06-Dec-2008
TW             GRANTED       ORD    77109129       29-Dec-1988   NI-37100    15-Jun-1990     OL       01-Feb-2005
US             Granted       ORD    139,576        29-Dec-1987   4,844,882   04-Jul-1989     LE       29-Dec-2007

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
WEDNESDAY, OCTOBER 20,1999                              MASTER LIST BY DIVISION                                       PAGE: 19
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

      DIVISION

CASE
NUMBER                       ATTORNEY              DISCLOSURE STATUS      TITLE                                    INVENTORS
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
100-0013                                                  FILED           CONTINUOUS SONICATION METHOD FOR         CERNY, D
                                                                          PREPARING PROTEIN ENCAPSUALTED           MILLS, G
                    MOLECULAR BIOSYTEMS, INC.                             MICROBUBBLES


         SUB             CASE  APPLICATION     FILING       PATENT      ISSUE       TAX        EXPIRATION
COUNTRY  CASE  STATUS    TYPE  NUMBER           DATE        NUMBER      DATE        SCHEDULE   DATE         AGENT   AGENT REF #
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

AT             GRANTED   EPC   89116982.3    13-Sep-1989    0359246     24-Mar-1993    OE      13-Sep-2009
AU             GRANTED   ORD   41312/89      13-Sep-1989    617215      18-Mar-1992            13-Sep-2009
BE             GRANTED   EPC   89116982.3    13-Sep-1989    0359246     24-Mar-1993            13-Sep-2009
CA             Granted   ORD   610,631       07-Sep-1989    1,337,286   10-Oct-1995    OL      10-Oct-2012  SCOTT
CH             GRANTED   EPC   89116982.3    13-Sep-1989    0359246     24-Mar-1993            13-Sep-2009
DE             GRANTED   EPC   89116982.3    13-Sep-1989    68905557    24-Mar-1993            13-Sep-2009
DK             PENDING   ORD   4511/89       13-Sep-1989
EP             GRANTED   ORD   89116982.3    13-Sep-1989    0359246     24-Mar-1993            13-Sep-2009
ES             GRANTED   EPC   89116982.3    13-Sep-1989    0359246     24-Mar-1993    EP      13-Sep-2009
FI             GRANTED   ORD   89/4335       13-Sep-1989    95872       10-Apr-1996            13-Sep-2009
FR             GRANTED   EPC   89116982.3    13-Sep-1989    0359246     24-Mar-1993            13-Sep-2009
GB             GRANTED   EPC   89116982.3    13-Sep-1989    0359246     24-Mar-1993            13-Sep-2009
GR             Granted   EPC   89116982.3    13-Sep-1989    3007483     24-Mar-1993            13-Sep-2009
IE             GRANTED   ORD   2837/89       04-Sep-1989    62602       22-Feb-1995    OL      04-Sep-2009
IL             GRANTED   ORD   91593         11-Sep-1989    91593       16-Jun-1993            11-Sep-2009
IT             GRANTED   EPC   89116982.3    13-Sep-1989    0359246     24-Mar-1993    EP      13-Sep-2009

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
WEDNESDAY, OCTOBER 20,1999                              MASTER LIST BY DIVISION                                       PAGE: 20
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
      DIVISION

JP             GRANTED   ORD   237390/89     14-Sep-1989    1988539     08-Nov-1995            14-Sep-2009
KR             GRANTED   ORD   13246/89      12-Sep-1989    135754      16-Jan-1998            16-Jan-2013
LU             GRANTED   EPC   89116982.3    13-Sep-1989    0359246     24-Mar-1993            13-Sep-2009
NL             GRANTED   EPC   89116982.3    13-Sep-1989    0359246     24-Mar-1993            13-Sep-2009
NO             GRANTED   ORD   89/3671       13-Sep-1989    176871      14-Jun-1995            13-Sep-2009
SE             GRANTED   EPC   89116982.3    13-Sep-1989    0359246     24-Mar-1993    EP      13-Sep-2009
TW             GRANTED   ORD   78106958      08-Sep-1989    NI-45087    18-Jun-1991    OL      21-Feb-2006
US             Granted   ORD   244,844       14-Sep-1988    4,957,656   18-Sep-1990    LE      14-Sep-2008

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
WEDNESDAY, OCTOBER 20,1999                              MASTER LIST BY DIVISION                                       PAGE: 23
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

      DIVISION

CASE
NUMBER                       ATTORNEY              DISCLOSURE STATUS      TITLE                                    INVENTORS
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
100-0015                                                  FILED           GAS-FILLED AMINO ACID BLOCK CO-          HASHIMOTO, Y
                                                                          POLYMER MICROSPHERES USEFUL AS           LOHRMAN, ROLF
                                                                          ULTRASOUND CONTRAST AGENTS
                     MOLECULAR BIOSYTEMS, INC.

         SUB               CASE  APPLICATION    FILING      PATENT      ISSUE       TAX        EXPIRATION
COUNTRY  CASE  STATUS      TYPE  NUMBER          DATE       NUMBER      DATE        SCHEDULE   DATE         AGENT   AGENT REF #
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
CA             Abandoned   PCT   2,220,712     04-Jun-1996                                                  SCOTT    20032.42
EP             Abandoned   PCT   96917197.4    04-Jun-1996                                                           20032.41
JP             Abandoned   PCT   501391/97     04-Jun-1996                                                           20032.43
US             Granted     ORD   08/486,770    07-Jun-1995  5,820,850   13-Oct-1998    LE      13-Oct-2015           20032.00
US        PR   Abandoned   PRO   60/000,080    08-Jun-1995                             LE
WO             Abandoned   ORD   US96/08947    04-Jun-1996                             LE                            20032.40


-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
WEDNESDAY, OCTOBER 20, 1999           MASTER LIST BY DIVISION                                                              PAGE: 26
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
      DIVISION

CASE
NUMBER                       ATTORNEY              DISCLOSURE STATUS      TITLE                                    INVENTORS
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
100-0018                                                  FILED           PROCESS FOR MAKING GAS FILLED            HASHIMOTO
                                                                          MICROSPHERES CONTAINING A LIQUID
                                                                          HYDROPHOBIC BARRIER
                      MOLECULAR BIOSYTEMS, INC.


         SUB                CASE   APPLICATION      FILING       PATENT      ISSUE       TAX        EXPIRATION
COUNTRY  CASE  STATUS       TYPE   NUMBER            DATE        NUMBER      DATE        SCHEDULE   DATE         AGENT   AGENT REF #
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
US             Unfiled      ORD                                                            LE
US       PR    Pending      PRO    60/000,777     08-Jun-1995                              LE

                                   APPENDIX 2

                        LEGAL DESCRIPTION OF THE PROPERTY

                                  EXHIBIT "A"

THE LAND REFERRED TO HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF SAN DIEGO, AND IS DESCRIBED AS FOLLOWS:

PARCEL A:

PARCEL 1 OF PARCEL MAP NO. 14097, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, DECEMBER 27, 1985.

EXCEPT THEREFROM ALL COAL, OIL, GAS, PETROLEUM AND OTHER HYDROCARBON SUBSTANCES IN AND UNDER SUCH PROPERTY TOGETHER WITH THE EXCLUSIVE TITLE AND RIGHT TO REMOVE SAID SUBSTANCES, TOGETHER WITH SOLE RIGHT TO NEGOTIATE AND CONCLUDE LEASES AND AGREEMENTS WITH RESPECT TO ALL SUCH SUBSTANCES UNDER THE PROPERTY AND TO USE THOSE PORTIONS OF THE PROPERTY WHICH UNDERLIE A PLANE PARALLEL TO, AND 500 FEET BELOW THE PRESENT SURFACE OF THE PROPERTY FOR THE PURPOSE OF PROSPECTING FOR, DEVELOPMENT AND/OR EXTRACTING SUCH SUBSTANCES FROM THE PROPERTY BY MEANS OF WELLS DRILLED INTO OR THROUGH SAID PORTIONS OF THE PROPERTY FROM DRILL SITES LOCATED ON OTHER PROPERTY, IT BEING EXPRESSLY UNDERSTOOD AND AGREED THAT THE RIGHT IS NOT GRANTED TO ENTER UPON THE SURFACE OF THE PROPERTY OR TO USE THE PROPERTY OR ANY PORTION THEREOF ABOVE THE LEVEL OF THE AFORESAID PLANE, ALL AS RESERVED BY LUSK/MIRA MESA, A LIMITED PARTNERSHIP, ITS SUCCESSORS AND ASSIGNS, IN DEED RECORDED JANUARY 13, 1984, RECORDER'S FILE NO. 84-015023.

PARCEL B:

A NON-EXCLUSIVE EASEMENT FOR THE SOLE PURPOSES OF VEHICULAR AND PEDESTRIAN INGRESS AND EGRESS TO AND FROM THAT CERTAIN PUBLIC STREET KNOWN AS BARNES CANYON ROAD, ON, OVER, THROUGH AND ACROSS THOSE PORTIONS OF PARCELS 1 AND 2 OF SAID PARCEL MAP 14097 LYING WITHIN A 24.00 FOOT WIDE STRIP OF LAND LYING 12.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:

BEGINNING AT THE SOUTHEAST CORNER OF SAID PARCEL 1; THENCE ALONG THE EASTERLY LINE OF SAID PARCEL 1 AS FOLLOWS: NORTH 10DEG. 45' 00" WEST, A DISTANCE OF
39.54 FEET; THENCE NORTH 5DEG. 45' 00" WEST A DISTANCE OF 269.93 FEET TO AN ANGLE POINT IN SAID EASTERLY LINE AND THE TERMINATION OF SAID 24.00 FOOT WIDE STRIP, SAID ANGLE POINT BEING REFERRED TO HEREINAFTER AS "POINT A".

TOGETHER WITH THOSE PORTIONS OF SAID PARCELS 1 AND 2 DESCRIBED AS FOLLOWS:

COMMERCIAL DEED OF TRUST
Molecular Biosystems - 010-020-170

BEGINNING AT SAID "POINT A" DESCRIBED HEREIN; THENCE SOUTH 84DEG. 15' 00" WEST A DISTANCE OF 12.00 FEET TO A POINT ON THE NORTHERLY PROLONGATION OF THE WESTERLY LINE OF SAID 24.00 FOOT WIDE STRIP DESCRIBED HEREIN; THENCE NORTH 05DEG. 45' 00" WEST ALONG SAID NORTHERLY PROLONGATION A DISTANCE OF 25.24 FEET TO A POINT ON SAID EASTERLY LINE OF PARCEL 1; THENCE ALONG SAID EASTERLY LINE NORTH 31DEG. 11' 03" WEST A DISTANCE OF 3.07 FEET TO AN ANGLE POINT; THENCE NORTH 10DEG. 45' 00" WEST A DISTANCE OF 12.00 FEET; THENCE LEAVING SAID EASTERLY LINE OF PARCEL 1, BEING ALSO THE WESTERLY LINE OF SAID PARCEL 2, NORTH 79DEG. 15' 00" EAST A DISTANCE OF 26.46 FEET TO A POINT ON THE NORTHERLY PROLONGATION OF THE EASTERLY LINE OF SAID 24.00 FOOT WIDE STRIP DESCRIBED HEREIN; THENCE SOUTH 05DEG. 45' 00" EAST ALONG SAID PROLONGED LINE A DISTANCE OF 42.26 FEET TO THE NORTHERLY TERMINATION OF SAID 24.00 FOOT WIDE STRIP; THENCE SOUTH 84DEG. 15' 00" WEST A DISTANCE OF 12.00 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM THAT PORTION LYING WITHIN PARCEL A HEREINABOVE.

                                   APPENDIX 3

                                 MBI TRADEMARKS

MBi TRADEMARK LOG 02/11/00


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
TRADEMARK          COUNTRY            MATTER        STATUS          APPLICATION          FILING
                                      NUMBER                          NUMBER              DATE
------------------------------------------------------------------------------------------------
ALBUNEX           United States      24008.00      Registered        73/662,872         05/26/87
------------------------------------------------------------------------------------------------
ALBUNEX           Taiwan             24008.41      Registered        83-001344          01/12/94
------------------------------------------------------------------------------------------------
ALBUNEX           Japan (English     24008.43      Registered        63-142487          12/16/88
                  & Katakana)
------------------------------------------------------------------------------------------------
ALBUNEX &         United States      24018.00      Registered        74/397,650         06/04/93
DESIGN
------------------------------------------------------------------------------------------------
ALBUNEX &         Argentina          24018.40      Registered                           06/24/93
DESIGN
------------------------------------------------------------------------------------------------
ALBUNEX &         Brazil             24018.41      Allowed           817434704          03/04/96
DESIGN
------------------------------------------------------------------------------------------------
ALBUNEX &         Canada             24018.42      Registered         731,046           06/15/93
DESIGN
------------------------------------------------------------------------------------------------
ALBUNEX &         Colombia           24018.43      Registered         395,589
DESIGN
------------------------------------------------------------------------------------------------
ALBUNEX &         Costa Rica         24018.44      Pending            85,409            07/05/93
DESIGN
------------------------------------------------------------------------------------------------
ALBUNEX &         Dominican          24018.45      Registered         58608
DESIGN            Republic
------------------------------------------------------------------------------------------------
ALBUNEX &         Ecuador            24018.46      Registered                           06/25/93
DESIGN
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
PUB. DATE          REG. NO.          REG.         FIRST USE        1ST USE IN          RENEWAL
                                     DATE                           COMMERCE            DATE
------------------------------------------------------------------------------------------------
03/29/88           1,492,866       06/21/88        1/22/87           1/22/87         06/21/2008
------------------------------------------------------------------------------------------------
01/16/96            713670         04/16/96                                          04/15/2006
------------------------------------------------------------------------------------------------
11/15/90           2,329,969       08/30/91                                          08/30/2001
------------------------------------------------------------------------------------------------
02/14/95           1,962,200       04/12/96                         09/12/94         04/12/2006
------------------------------------------------------------------------------------------------
                   1,512,708       03/31/94                                          03/31/2004
------------------------------------------------------------------------------------------------
07/01/97
------------------------------------------------------------------------------------------------
02/23/94             452,831       01/12/96                                          01/12/2011
------------------------------------------------------------------------------------------------
05/22/97             203867        09/29/97                                          09/29/2007
------------------------------------------------------------------------------------------------
                                                                                     09/14/2013
------------------------------------------------------------------------------------------------
[ILLEGIBLE]/06/93    245794                        08/15/94                          08/15/2004
------------------------------------------------------------------------------------------------

MBi TRADEMARK LOG 02/11/00


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
TRADEMARK          COUNTRY            MATTER        STATUS            SERIAL            FILING
                                      NUMBER                          NUMBER              DATE
------------------------------------------------------------------------------------------------
ALBUNEX &         El Salvador        24018.47      Registered                           09/20/93
DESIGN
------------------------------------------------------------------------------------------------
ALBUNEX &         Honduras           24018.48      Pending                              06/15/93
DESIGN
------------------------------------------------------------------------------------------------
ALBUNEX &         Mexico*            24018.49      Registered                           07/12/93
DESIGN
------------------------------------------------------------------------------------------------
ALBUNEX &         Panama             24018.54      Registered        076237             06/30/95
DESIGN
------------------------------------------------------------------------------------------------
ALBUNEX &         Peru               24018.50      Registered
DESIGN
------------------------------------------------------------------------------------------------
ALBUNEX &         Venezuela          24018.51      Pending          13116-94            07/20/93
DESIGN
------------------------------------------------------------------------------------------------
ALBUNEX &         Guatemala          24018.52      Pending           97-577             07/09/97
DESIGN
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
PUB. DATE          REG. NO.          REG.         FIRST USE        1ST USE IN          RENEWAL
                                     DATE                           COMMERCE            DATE
------------------------------------------------------------------------------------------------
02/27/95             171          03/28/96                                           03/26/2006
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
07/08/96             509838       11/16/95                                           07/12/2003
------------------------------------------------------------------------------------------------
12/22/95             076237       07/05/95                                           07/05/2005
------------------------------------------------------------------------------------------------
                     033661       12/17/93                                           11/30/2003
------------------------------------------------------------------------------------------------
01/09/95
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------



* This registration mark will expire ten years from the FILING DATE, rather than the registration date.

                                   APPENDIX 4

              RESTATED LICENSE AGREEMENT DATED AS OF JUNE 1, 1989,
                     BETWEEN MBI AND STEVEN FEINSTEIN, M.D.

                          RESTATED LICENSE AGREEMENT

                                    between

                          MOLECULAR BIOSYSTEMS, INC.

                                      and

                           STEVEN B. FEINSTEIN, M.D.

                               TABLE OF CONTENTS


        Title                                                     Article No.
        -----                                                     -----------
DEFINITIONS                                                             1
GRANT                                                                   2
SUBLICENSES                                                             3
LICENSE FEES                                                            4
ROYALTIES                                                               5
QUARTERLY REPORTS                                                       6
BOOKS AND RECORDS                                                       7
LIFE OF THE AGREEMENT                                                   8
TERMINATION BY THE LICENSOR                                             9
TERMINATION BY THE LICENSEE                                            10
DISPOSITION OF LICENSED PRODUCTS ON
  HAND UPON TERMINATION                                                11
PATENT AGREEMENT                                                       12
USE OF NAME, TRADE NAMES AND TRADEMARKS                                13
WARRANTY BY THE LICENSOR                                               14
INFRINGEMENT                                                           15
WAIVER                                                                 16
SEVERABILITY                                                           17
ASSIGNABILITY                                                          18
INDEMNITY                                                              19
LATE PAYMENTS                                                          20
NOTICES                                                                21
GOVERNING LAWS                                                         22
MISCELLANEOUS                                                          24

UNIVERSITY OF CHICAGO INSTRUMENT OF WAIVER                        APPENDIX "A"
U.S. PATENTS                                                      APPENDIX "B"
CONTINUING PATENT APPLICATIONS                                    APPENDIX "C"


                                   RESTATED
                               LICENSE AGREEMENT

         THIS RESTATED LICENSE AGREEMENT (the "Agreement") is made and entered into as of this 1st day of June, 1989, by and between STEVEN B. FEINSTEIN, M.D., an individual, hereinafter referred to as the "Licensor," and MOLECULAR BIOSYSTEMS, INC., a Delaware corporation having a principal place of business at 10030 Barnes Canyon Road, San Diego, California 92121, hereinafter referred to as the "Licensee."

                                  WITNESSETH:

         WHEREAS, certain inventions, generally characterized as "Contrast Agents for Ultrasonic Imaging," hereinafter collectively referred to as the "Invention," were made in the course of independent research by the Licensor, and are covered by Patent Rights as defined below;

         WHEREAS, the Licensor has full right and title to the Invention and any Patent Rights thereto in existence as of November 5, 1986;

         WHEREAS, the University of Chicago, where Licensor is presently employed, has waived all its domestic and foreign right, title and interest in and to the Invention to the Licensor by Instrument of Waiver dated June 30, 1987, attached hereto and made a part hereof (Appendix "A");

         WHEREAS, the Licensor is desirous that the Invention be developed and utilized to the fullest extent so that the benefits can be enjoyed by the general public;

         WHEREAS, the Licensee is desirous of obtaining all rights from the Licensor for the commercial development, use, and sale of the Invention, and the Licensor is willing to grant such rights subject to the terms hereof; and

         WHEREAS, the Licensor and Licensee first entered into a License Agreement for the Patent Rights on November 5, 1986, which has subsequently been amended; and the parties desire to restate the License Agreement in a conveniently readable form;

         NOW, THEREFORE, in consideration of the covenants, conditions and undertakings hereinafter set forth, it is agreed by and between the parties as follows:

                                    ARTICLE I

                                   DEFINITIONS

         1.1. LICENSOR'S PATENT RIGHTS. The term, "Licensor's Patent Rights," as used herein, means patent rights to any subject matter claimed in or covered by any of the following:

                  (a) U.S. Patent Nos. 4,572,203 entitled "Contact (SIC) Agents for Ultrasonic Imaging" issued February 25, 1986 (Appendix "B"), 4,718,433, issued January 12, 1988, and 4,774,958, issued October 4,
         1988, and any U.S. Patents resulting from the reissue or reexamination thereof;

                  (b) Any current continuing or continuation-in-part applications or future continuing applications thereof;

                  (c) Any patents issuing on said applications or continuing or continuation-in-part applications thereof, including reissues; and

                  (d) Any corresponding foreign patents or applications therefor.

         1.2. LICENSED PRODUCTS. The term "Licensed Products," as used herein, means any product, apparatus, kit or component part thereof, or other subject matter whose manufacture, use, or sale is covered by any claim or claims included within Licensor's Patent Rights.

         1. 3. COVERED BY. The words "covered by," as used in Paragraph 1.2, shall mean Licensed Products that, when made, used, practiced, or sold, would constitute, but for the licenses granted to the Licensee pursuant to this Agreement, an infringement of any claim or claims of Licensor's Patent Rights.

         1.4. NET SELLING PRICE. The term "Net Selling Price," as used herein, means the gross invoice price of Licensed Products sold or used separately or as part of a larger system, less the sum of the following deductions where applicable: cash, trade or quantity discounts, if any; sales, use, tariff, import/export duties or other excise taxes imposed upon particular sales; transportation charges; and allowances or credits to customers because of rejections or returns.

         1.5. AFFILIATE. The word "Affiliate" shall mean, with respect to a corporation, association, partnership, individual, trust or unincorporated organization, any other corporation, association, partnership, individual, trust or unincorporated organization that, directly or indirectly, controls, is controlled by or under common control with such corporation, association, partnership, individual, trust or unincorporated organization. "Control," as used in this Paragraph, means the ability to elect a majority of the board of directors or comparable governing body, or the primary ability, coupled with a substantial equity interest, to direct the business or affairs of the controlled entity.

                                   ARTICLE II

                                      GRANT

         2.1. The Licensor hereby grants to the Licensee a license under Licensor's Patent Rights to make, have made, use, and sell Licensed Products within the United States and elsewhere throughout the world where Licensor has a lawful right to grant such a license.

         2.2 The license granted in Paragraph 2.1 shall be sole and exclusive in the United States from the effective date of this Agreement until Licensor's last United states Patent Rights expire. The license granted in Paragraph 2.1 shall also be sole and exclusive throughout the world where the Licensor has a lawful right to grant such a license until Licensor's foreign Patent Rights expire.

         2.3. Except as specifically provided for in Paragraphs 9.1 and 10.1, the licenses granted in this Agreement shall be irrevocable and non-cancelable, and not convertible to a non-exclusive license.

                                  ARTICLE III

                                  SUBLICENSES

         3.1. The Licensor also grants to the Licensee the right to issue sublicenses during the term of the Agreement. All sublicenses shall be consistent with this Agreement, and no sublicense shall contain provisions which contravene any of the rights and obligations due to the Licensor under this Agreement. The terms of this Agreement shall govern in the event of any inconsistent terms contained in any sublicense.

         3.2. The Licensee shall provide the Licensor with a copy of each sublicense issued hereunder; collect and guarantee payment of all royalties due to Licensor; and collate and deliver all reports due the Licensor. Licensee shall further collect and guarantee all royalties due Licensor from sublicensee sales, and collate and deliver to Licensor reports on sublicensee sales.

         3.3. upon termination of this Agreement, the Licensor, at his sole discretion, shall determine whether any or all sublicenses shall be cancelled or assigned to the Licensor.

                                   ARTICLE IV

                                  LICENSE FEES

Fee of one hundred thousand dollars ($100,000). This fee is not refundable and shall not be an advance against earned or minimum royalties.

         4.2. In addition to the amount paid as described in Paragraph 4.1, upon execution of this Agreement, Licensee shall pay Licensor four million five hundred thousand dollars ($4,500,000), by wire transfer of immediately available funds, no part of which shall be refundable to Licensee or treated as an advance against earned or minimum royalties.

                                    ARTICLE V

                                    ROYALTIES

         5.1. In addition to the amounts to be paid to Licensor pursuant to
Article IV, the Licensee shall pay to Licensor upon execution of this Agreement two million dollars ($2,000,000) as prepayment of initial royalties (that is, as prepayment of the 3% royalties that would otherwise be earned) on the first $66,666,66667 of sales of Licensed Products in the United States, PROVIDED THAT no part of the two million dollars ($2,000,000) shall be refundable to Licensee in the event that United States sales fail to reach a level that would otherwise have generated such royalties to Licensor.

         5.2. The Licensee shall pay to the Licensor the following earned royalty based on a percentage of the Net Selling Price of Licensed Products sold by Licensee, a sublicensee or an Affiliate of any of them to a party other than Licensee, a sublicensee or an Affiliate of any of them:

                  (a) Three percent (3%) of the Net Selling Price of Licensed Products sold anywhere by Licensee or an Affiliate of Licensee, and sold in the United States by sublicensees or an Affiliate of any sublicensee, beginning after the first sixty-six million, six hundred sixty-six thousand, six hundred sixty-six dollars and sixty-seven cents ($66,666,666.67) of such sales have taken place; and

                  (b) One and one-quarter percent (1.25%) of the Net Selling Price of Licensed Products sold by sublicensees or an Affiliate of any sublicensee, in any country other than the United States.

         5.3. As further consideration for these licenses, the Licensee shall pay to the Licensor within 75 days of the end of the calendar year for which it is due, a minimum royalty according to the following schedule, subject to Paragraph 5.8:


Prior to January 1, 1994                                            NONE
January 1, 1994 to December 31, 1994                            $100,000
January 1, 1995 to December 31, 1995                            $200,000
January 1, 1996 to December 31, 1996                            $300,000
January 1, 1997 to December 31, 1997                            $400,000
January 1, 1998 to December 31, 1998                            $500,000
For each succeeding calendar year,
  beginning January 1, 1999                                     $600,000

The minimum royalty amounts due pursuant to the above schedule in any given calendar year:

                  (a) Shall be reduced by the amount of any royalty pursuant to Paragraph 5.2(b) earned during such calendar year and paid pursuant to the terms of this Agreement.

                  (b) Shall be further reduced by fifty percent (50%) if the total Net Selling Price of Licensed Products pursuant to Paragraph 5.2(a) exceeds Five Million Dollars ($5,000,000) for such calendar year.

                  (c) Shall be reduced to zero if the total Net Selling Price of Licensed Products pursuant to Paragraph 5.2(a) exceeds Ten Million Dollars ($10,000,000) for such calendar year.

The application of the provisions of this Paragraph is illustrated by the following examples for calendar year 1995:

                  EXAMPLE 1: No Licensed Products are sold. Licensee owes Licensor $200,000 in minimum royalties. No credit is taken against the $2,000,000 prepaid royalty.

                  EXAMPLE 2: Licensed Products with a Net Selling Price of $3,000,000 are sold in the United States, but no sales take place elsewhere in the world. Licensee will take a credit of $90,000 in earned royalties against the $2,000,000 in prepaid royalties and owes Licensor $200,000 in minimum royalties.

                  EXAMPLE 3: Licensed Products with a Net Selling Price of $10,000,000 are sold outside of the United States, but there are no U.S. sales. Licensee has paid Licensor $125,000 in earned royalties, and owes Licensor $75,000 in minimum royalties. No credit is taken against the $2,000,000 prepaid royalty.

                  EXAMPLE 4: Licensed Products with a Net Selling Price of $3,000,000 are sold in the United States, and with a Net Selling Price of $10,000,000 elsewhere in the world. Licensee takes a $90,000 credit against the $2,000,000 in prepaid royalties, pays Licensor $125,000 in earned royal ties, and owes Licensor $75,000 in minimum royalties.

                  EXAMPLE 5: Licensed Products with a Net Selling Price of $5,000,000 are sold in the United States, and with a Net Selling Price of $10,000,000 elsewhere in the world. Licensee pays Licensor $125,000 in earned royalties on the foreign sales, and takes a credit of $150,000 against the $2,000,000 prepaid royalty. The remaining $75,000 in minimum royalties due is halved, and Licensee pays Licensor $37,500 in minimum royalties.

                  EXAMPLE 6: Licensed Products with a Net Selling Price of $10,000,000 are sold in the United States. Licensee takes a credit of $300,000 against the $2,000,000 prepaid royalty. Regardless of sales elsewhere in the world, no minimum royalty is owed.

         5.4. Subject to Paragraph 5.2, Licensed Products shall be considered sold when (a) used by the Licensee or any sublicensee or any Affiliate of any of them for commercial purposes, or (b) invoiced, and if not invoiced, when delivered to a third party.

         5.5. Earned royalties under Paragraph 5.2 shall accrue in each country for the duration of Licensor's Patent Rights in that country.

         5.6. Royalties accruing to the Licensor under Paragraph 5.2, shall be paid to the Licensor within seventy-five (75) days following the calendar quarter during which they have accrued.

         5.7. All monies due the Licensor shall be payable in United States funds collectible at par in Chicago, Illinois. When Licensed Products are sold for monies other than United States dollars, the Net Sales of such Licensed Products will first be determined in the foreign currency of the country in which such Licensed Products were sold and then converted into equivalent United States funds at the rate established for that foreign currency. This rate shall be the average of the rates existing on the last business day of each month of the calendar quarter, PROVIDED THAT if the royalty is being paid on sublicensee sales, then the exchange rate provided for in the applicable sublicense shall apply.

         5.8. Licensee's minimum royalty obligations pursuant to Paragraph 5.3 shall cease at such time (after minimum royalties have begun) as there have been fourteen (14) consecutive calendar quarters in each of which no minimum royalty payment has been required, assuming that for purposes of calculating whether a minimum royalty is required for any given calendar quarter, all pertinent dollar figures from Paragraph 5.3 are reduced to twenty-five percent (25%) of their magnitude in that Paragraph. The application of the provisions of this Paragraph is illustrated by the following example:

                  EXAMPLE: It is 1998. No minimum royalties have been required to be paid for calendar years 1995, 1996, and 1997 pursuant to the terms of Paragraph 5.3. Some minimum royalties were paid for calendar year 1994. In the THIRD QUARTER of calendar year 1994, however, the total Net Selling Price of Licensed Products sold in the United States had exceeded $2,500,000, or more than 25% of the $10,000,000 annual limit that excuses Licensee from paying any minimum royalty for that year (Paragraph 5.3(a). In the FOURTH QUARTER of calendar year
         1994, the total Net Selling Price of Licensed Products sold outside of the United States had exceeded $2,000,000, yielding an earned royalty for Licensor in excess of $25,000, which in turn is greater than 25% of the minimum royalty payable to Licensor in that year (Paragraph 5.3(c)). All obligations of Licensee to Licensor under Paragraph 5.3 terminate.

                                   ARTICLE VI

                                QUARTERLY REPORTS

         6.1. Beginning with the first full calendar quarter after the first IN VIVO diagnostic Licensed Product is sold, quarterly, but not later that seventy-five (75) days following each calendar quarter, the Licensee, sublicensees through the Licensee, and Affiliates of any of them, shall provide the Licensor with a written report showing all sales and commercial use made of Licensed Products during the preceding calendar quarter. If no sales or commercial use of Licensed Products have been made during any reporting period, a statement to this effect shall be provided.

         6.2. The Licensee also agrees to report to the Licensor the market introduction date of the first Licensed Product within thirty (30) days of its occurrence.

                                  ARTICLE VII

                                BOOKS AND RECORDS

         7.1. The Licensee shall keep books and records accurately showing all Licensed Products manufactured, sold, or used by it, its sublicensees, and Affiliates of any of them, under the terms of this Agreement. Such books and records shall be open to inspection by representatives or agents of the Licensor at reasonable times for the purpose of verifying the accuracy of the quarterly reports and the royalties due.

         7.2. The fees and expenses of the representatives performing such an examination shall be borne by the Licensor.

         7.3. These books and records shall be preserved for at least five (5) years from the date of the royalty payment to which they pertain.

                                  ARTICLE VIII

                              LIFE OF THE AGREEMENT

         8.1. This Agreement shall be in full force and effect from the date first herein written and shall remain in effect for the life of the last to expire patent licensed under this Agreement or unless otherwise terminated by operation of law or by acts of the parties in accordance with the terms of this Agreement.

                                   ARTICLE IX

                          TERMINATION BY THE LICENSOR

         9.1. Licensor shall have the right to terminate this Agreement on notice to Licensee if:

                  (a) a proceeding shall have been instituted by or against
         Licensee:

                           (1) seeking entry of an order declaring or finding
                  that Licensee is insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement or other similar relief with respect to Licensee, its assets or debts, under any law relating to bankruptcy, insolvency, relief of debtors or protection of creditors or termination of legal entities, or

                           (2) seeking appointment of a receiver, trustee,
                  custodian, liquidator, assignee for the benefit of creditors, sequestrator, or other similar official for Licensee or for all or substantially all of Licensee's property,

         and any such proceeding shall result in the entry, making or grant of any such order for such relief, or shall remain undismissed, undischarged, or unstayed for a period of ninety (90) consecutive days; or

                  (b) Licensee shall:

                           (1) voluntarily suspend business operations or make a
                  general assignment for the benefit of creditors;

                           (2) consent to an order for relief described in
                  Subparagraph (a), or consent to any appointment or taking of possession of all or substantially all of Licensee's property as described in Subparagraph (a)(2) whether or not any such proceeding is instituted; or

                           (3) dissolve, wind up or liquidate itself or
                  substantially all of its property (except for a statutory liquidation consented to by Licensee).

Termination shall become effective thirty (30) days after notice from Licensor to Licensee, during which period Licensee may provide Licensor with evidence and information demonstrating that the conditions for termination under this Paragraph have not been met.

                                    ARTICLE X

                           TERMINATION BY THE LICENSEE

         10.1. The Licensee shall have the right to terminate this Agreement in whole or as to any specified patent or any claim of such patent, at any time, and from time to time, by giving notice in writing to the Licensor. Such termination shall be effective ninety (90) days from the date such notice is provided pursuant to Paragraph 21.1.

                                   ARTICLE XI

                        DISPOSITION OF LICENSED PRODUCTS
                            ON HAND UPON TERMINATION

         11.1. Upon termination of this Agreement, the Licensee shall provide the Licensor with a written inventory of all Licensed Products in process of manufacture, in use or in stock and shall have the privilege of disposing of such Products within a period of ninety (90) days, provided, however, that all such Products shall be subject to the terms of this Agreement.

                                   ARTICLE XII

                                PATENT AGREEMENT

         12.1. The Licensee agrees to mark all Licensed Products made, used or sold under the terms of this Agreement, or their containers, in accordance with the applicable patent marking laws. Licensee also shall pay the expenses related to the filing, prosecution and maintenance of patents and patent applications related to this Agreement, PROVIDED THAT Licensee may comply with this Paragraph by requiring its sublicensees to perform these requirements but in any such case Licensee shall remain obligated to Licensor respecting the timely performance of the provisions of this Paragraph.

                                  ARTICLE XIII

                    USE OF NAMES, TRADE NAMES AND TRADEMARKS

         13.1. Nothing contained in this Agreement shall be construed as conferring upon either party any right to use in advertising, publicity, or other promotional activities any name, trade name, trademark, or other designation of the other party hereto (including any contraction, abbreviation or simulation of any of the foregoing), without the express written approval of the other party.

         13.2. Each party hereto further agrees not to use or refer to this Agreement in any promotional activity associated with Licensed Products hereunder, without the express written approval of the other party, PROVIDED THAT no such approval shall be required when such use or reference (a) is required by law or governmental regulation, or (b) is limited to disclosure, description, or explanation of information that is publicly available.

                                  ARTICLE XIV

                            WARRANTY BY THE LICENSOR

         14.1. The Licensor warrants that he has the sole and lawful right to grant this license.

         14.2. The Licensor makes no express or implied warranties of merchantability or fitness of the Invention for a particular purpose.

         14.3. The Licensor specifically warrants that the University of Chicago in Chicago, Illinois, has no right, title, interest or claim in and to the Invention and Licensor further agrees to indemnify Licensee against any and all claims that may be asserted by the University of Chicago against the Licensee regarding title to the Invention.

         14.4. Nothing in this Agreement shall be construed as:

                  (a) a warranty or representation by the Licensor as to the validity or scope of any of Licensor's Patent Rights; or

                  (b) a warranty or representation that anything made, used, sold or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of patents of third parties; or

                  (c) an obligation to bring or prosecute actions or suits against third parties for patent infringement except as provided in
         Article XV.

                                   ARTICLE XV

                                  INFRINGEMENT

         15.1. In the event that the Licensee shall learn of the substantial infringement of any patent contemplated by this Agreement, the Licensee shall call the Licensor's attention thereto in writing and shall provide the Licensor with reasonable evidence of such infringement. Both parties shall use their best efforts in cooperation with each other to terminate such infringement without litigation. If the efforts of the parties are not successful in abating the infringement within ninety (90) days after the infringer has been formally notified of the infringement, the Licensor shall have the right to:

                  (a) commence suit on his account;

                  (b) join with the Licensee in such suit; or

                  (c) refuse to participate in such suit, and the Licensor shall give notice in writing to the Licensee within sixty (60) days after said ninety (90) day period of Licensor's election. The Licensee may bring suit for patent infringement regardless of whether the Licensor elects to commence or join in any suit other than as nominal party plaintiff and if the infringement occurred during the period that the Licensee had exclusive rights under this Agreement.

         15.2. Such legal action as is decided upon shall be at the expense of the party on account of whom suit is brought. All amounts recovered thereby, net of reimbursement to the suing party or parties of the expenses incurred in connection with bringing such suit, shall belong to the Licensee subject to payment of royalties to the Licensor according to Article V, above.

         15.3. The parties agree to cooperate in litigation instituted hereunder, with the expenses of such cooperation to be borne by the party bringing the action.

                                   ARTICLE XVI

                                     WAIVER

         16.1. It is agreed that no waiver by either party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

                                  ARTICLE XVII

                                  SEVERABILITY

         17.1 If any provision of this Agreement is held unenforceable or in conflict with the laws of any jurisdiction, the provision shall be regarded as severable from this Agreement, and the remaining provisions hereof shall remain effective.

                                  ARTICLE XVIII

                                  ASSIGNABILITY

         18.1. This Agreement is binding upon and shall inure to the benefit of the Licensor, his successors and assigns, but shall be personal to the Licensee and assignable by the Licensee only with the written consent of the Licensor, which consent shall not be unreasonably withheld, PROVIDED THAT no such consent shall be necessary in the case of an assignment to a wholly-owned subsidiary of Licensee (or a company of which Licensee is a wholly-owned subsidiary).

                                   ARTICLE XIX

                                    INDEMNITY

         19.1. The Licensee agrees to indemnify, hold harmless and defend the Licensor, his employees and agents against any and all claims, suits, losses, damage, costs, fees, and expenses resulting from or arising out of the exercise of or in connection with this License. This Paragraph shall not apply to disputes, claims, lawsuits, arbitration, or other controversies between the parties hereto, nor shall it apply to controversies respecting which the parties have agreed to share costs pursuant to Article XV hereof.

                                   ARTICLE XX

                                  LATE PAYMENTS

         20.1. In the event royalty payments or fees are not received by the Licensor when due, the Licensee shall pay to the Licensor interest charges thereon at an annual rate equal to the prime rate (as published from time to time by the First National Bank of Chicago) plus three percent on the total royalties or minimum royalties due for the reporting period.

         20.2. In the event of default of payment of any royalties or fees due the Licensor under the terms of this Agreement, and if it becomes necessary for the Licensor to undertake legal action to collect said royalties or fees the Licensee shall pay all [ILLEGIBLE] connection therewith if (a) the legal action results in any recovery by Licensor, or (b) the legal action is determined to be instituted because of a breach of this Agreement by Licensee.

                                  ARTICLE XXI

                                     NOTICES

         21.1. Any payment, notice or other communication required or permitted to be given to either party hereto shall be deemed to have been properly given if delivered in person, by first-class certified mail, postage paid, or by overnight courier service, to the respective addresses given below, or to such other address as it shall designate by written notice given to the other party as follows:

In the case of the Licensee:                  MOLECULAR BIOSYSTEMS, INC.
                                              10030 Barnes Canyon Road
                                              San Diego, California  92121
                                              Attention:   Vincent A. Frank
                                                            President

   with a required copy to:                            Craig P. Colmar
                                                       JOHNSON AND COLMAR
                                                       Suite 1000
                                                       75 East Wacker Drive
                                                       Chicago, Illinois 60601

In the case of the Licensor:                   STEVEN B. FEINSTEIN, M.D., at the
                                               last address on file with the
                                               Licensee for purposes of notice
                                               hereunder.

    with a required copy to:                           Dean C. Cameron, Esq.
                                                       SCHIFF, HARDIN & WAITE
                                                       7200 Sears Tower
                                                       Chicago, Illinois 60606


                                  ARTICLE XXII

                                 GOVERNING LAWS

         22.1. This Agreement shall be interpreted and construed in accordance with the laws of the State of California.

                                 ARTICLE XXIII

                                 MISCELLANEOUS

         23.1. This Restated License Agreement, with appendices, supersedes and replaces the License Agreement dated November 5, 1986, as amended, in its entirety.

         23.2. The headings of the several sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

         23.3. This Agreement will not be binding upon the parties until it has been signed hereinbelow by or on behalf of each party, in which event, it shall be effective as of the date first above written.

         23.4. No amendment or modification hereof shall be valid or binding upon the parties unless made in writing and signed as provided in Paragraph 23.3.

         23.5. This Agreement embodies the entire understanding of the parties and shall supersede all previous communications, representations or understandings, either oral or written, between the parties relating to the subject matter hereof.

         23.6. Any termination of this Agreement shall not relieve the parties of any obligation accrued hereunder prior to such termination, or rescind or give rise to any right to rescind anything done by the parties, or any payments made or other consideration given to the Licensor hereunder prior to the time such termination becomes effective, and such termination shall not affect in any manner any rights of the parties arising under this Agreement prior to such termination.

         IN WITNESS WHEREOF, both the Licensor and the Licensee have executed this Agreement, in duplicate originals, by their respective officers hereunto duly authorized, on the day and year hereinafter written.

         Dated: June 1, 1989.


                                        MOLECULAR BIOSYSTEMS, INC.,

                                        By /s/ Vincent A. Frank
                                           ---------------------------------
                                           Vincent A. Frank, President

                                           /s/ Steven B. Feinstein
                                           ---------------------------------
                                           STEVEN B. FEINSTEIN, M.D.

                                   APPENDIX 5

        AMENDMENT NO. 3 TO LICENSE AND COOPERATIVE DEVELOPMENT AGREEMENT,
                          DATED AS OF OCTOBER 24, 1995,
                             BETWEEN MBI AND NYCOMED

                                                                     APPENDIX 5

                               Amendment No. 3 to

                 License and Cooperative Development Agreement


     This Amendment (the "Amendment") made as of October 24, 1995, by and between Nycomed Imaging AS, a Norwegian corporation ("Nycomed"), and Molecular Biosystems, Inc., a Delaware corporation ("MBI"), to the License and Cooperative Development Agreement dated as of December 31, 1987 between MBI and Nycomed's predecessor in interest, Nycomed AS, as amended by (i) the Amendment dated February 16, 1989 and (ii) the Amendment dated June 15, 1989 (as amended, the "License Agreement").

                                WITNESSETH THAT:

     WHEREAS, Nycomed desires to transfer back to MBI, by means of terminating, all of Nycomed's rights under the License Agreement to test, evaluate and develop Licensed Products and to make, have made, use, and sell Licensed Products in the Territory, except for certain rights retained for the limited purposes described in the following recital, and MBI desires to reacquire these rights, on the terms and subject to the conditions of this Amendment; and

     WHEREAS, the parties contemplate that MBI will seek a new strategic partner to act as its licensee in the Territory. The parties have agreed that while MBI seeks such a partner (and in the subsequent transition), Nycomed will continue the clinical trials, product registrations and other development work currently in progress in connection with Licensed Products which it undertook in the License Agreement. The parties have also agreed that, at MBI's option, Nycomed will manufacture certain Licensed Products for sale in the Territory by MBI or its licensees under a separate supply agreement.

     NOW, THEREFORE in consideration of the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.   Effect of this Amendment.

          Except as specifically terminated or modified by this Amendment, the provisions of the License Agreement shall continue in effect; PROVIDED, HOWEVER, that in the event of any inconsistency or conflict between the License Agreement and this Amendment, the provisions of this Amendment shall govern. Capitalized terms which are used in this Amendment without definition shall have the same meanings that they have in the License Agreement.

     2. Termination of License. Except for continuing on a nonexclusive basis for the limited purpose and limited duration of (i) enabling Nycomed to perform its obligations under Section 4 of this Amendment and (ii) enabling Nycomed to manufacture Infoson in accordance with the Supply Agreement (as defined in Section 5 of this Amendment), the license granted in Section II.A of the License Agreement is terminated as of the date of this Amendment.

3.   Payments by MBI. MBI shall pay Nycomed as follows:

     3.1 Fixed Payment Upon Execution. Upon execution of this Amendment, MBI shall pay to Nycomed $700,000.

     3.2 Additional Fixed Payment. MBI shall pay an additional $2,000,000 to Nycomed upon the earlier of (i) March 31, 1996 or (ii) the execution by MBI of a definitive agreement with a licensee or strategic partner covering the grant by MBI of rights to the Technology Rights and/or Licensed Products ("License Rights") in a portion or all of the Territory.

     3.3 Additional Payment. In addition to the foregoing fixed payments aggregating $2,700,000, MBI shall pay to Nycomed 45% of any amounts in excess of $2,700,000 received by MBI in either up-front, milestone or similar payments from third parties in consideration for MBI's grant of License Rights in a portion or all of the Territory at any time after the date of this Amendment. MBI shall make each such payment within 30 days of its receipt of the payment from the third party and shall furnish Nycomed with a copy of the relevant provisions of the agreement pursuant to which such third party has made the payment to MBI; if Nycomed requests, MBI shall furnish a copy of such agreement to an independent third party acceptable to both MBI and Nycomed for purposes of verifying the amount of MBI's payments. If payments are made to MBI by a third party which has rights to Licensed Products in other countries in addition to the Territory and such payments are contingent upon the transfer to such third party of License Rights in a portion or all of the Territory, an appropriate portion of any such contingent payments that are not specified as payment for License Rights in the Territory shall be characterized as payments for License Rights in the Territory for purposes of sharing 45% with Nycomed, taking into account the market value of the portion of the Territory in which such third party has License Rights in relation to the market value of all other countries in which such third party has such rights.

     3.4  Change of Control Payment.

          3.4.1 If prior to the execution of a definitive agreement between MBI and a strategic partner for License Rights in the Territory to both (i) Albunex-Registered Trademark- (including the formulation developed by Nycomed and known as "Infoson") ("Albunex") and (ii) the product consisting of sonicated albumin microspheres containing perfluoropropane which MBI has code-named "FS069" ("FS069"), there is a "Change of Control" of MBI (as defined in Section 3.4.4 of this Amendment, MBI shall pay to Nycomed, within 30 days after the Change of Control, $12 million (to reflect the value of the two products as part of the overall value of MBI) if such Change of Control occurs on or before the second anniversary of the date of this Amendment, or $10 million if such Change of Control occurs thereafter.

          3.4.2 If License Rights to either Albunex or FS069 (but not both) have been granted by MBI to a strategic partner and a Change of Control then takes place on or before the second anniversary of the date of this Amendment, MBI shall pay to Nycomed, within 30 days after the Change of Control, $6 million for the product which was not previously licensed.

          3.4.3 If License Rights to either Albunex or FS069 (but not both) have been granted by MBI to a strategic partner and a Change of Control then takes place after the second anniversary of the date of this Amendment, MBI shall pay to Nycomed, within 30 days after the Change of Control, $6 million for FS069 if FS069 is the remaining unlicensed product, or $4 million for Albunex if Albunex is the remaining unlicensed product.

          3.4.4 A "Change of Control" for purposes of this Section 3.4 shall mean the acquisition by any corporation (or by any other person or group) of more than 50% of the combined voting power of MBI's outstanding Common Stock and its other outstanding securities ordinarily entitled to vote in elections of directors (whether by MBI's issuance or repurchase of its capital stock, any reorganization, recapitalization, reclassification or similar event with respect to MBI's capital stock, any transfer by stockholders of MBI of shares of capital stock held by such stockholders, any merger or consolidation of MBI into or with another entity, or any transfer or sale of substantially all the assets of MBI).

          3.5 ROYALTY. During the remaining term of the License Agreement, MBI shall pay to Nycomed a royalty equal to 2.5% of the Net Selling Price of Licensed Products sold in the Territory by MBI or its licensees on sales of up to (and including) S30 million in any one year, and 3.5 % of the Net Selling Price of Licensed Products on sales above $30 million in any one year. A separate royalty shall be payable in respect of each Licensed Product.

          3.5.1 DEFINITION OF NET SELLING PRICE. For purposes of this
     Amendment, "Net Selling Price" shall mean the gross selling price of any Licensed Product sold by MBI, its Affiliates, sublicensees, distributors, representatives, or agents to an unrelated third party for use in the Territory less allowances for spoiled, damaged, outdated or returned products, and less trade, quantity and cash discounts allowed, and less all sales and excise taxes, duties paid, transportation and handling charges. Notwithstanding the foregoing, discounts in excess of a commercially reasonable discount for the distribution of a Licensed Product independent of the distribution of other products will be disregarded regardless of whether the Licensed Product is distributed independently or in connection with another product.

          3.5.2 REPORTING; PAYMENT. During any period that MBI is obligated to pay royalties to Nycomed under this Section 3.5, MBI shall calculate and pay the royalties quarterly, within 60 days after the end of each calendar quarter. MBI shall also provide Nycomed, within such 60-day period, with a written report for that quarter with adequate detail to support the calculation of the royalty. Royalties hereunder shall be paid in U.S. Dollars, and calculations based on sales in other currencies shall be made based on the exchange rates published in THE WALL STREET JOURNAL (the New York foreign exchange selling rates for trading among banks in amounts of $1 million or more) for the last business day in the applicable calendar quarter.

          3.5.3 MBI RECORDS; ACCOUNTING REVIEW. MBI shall keep full, true and accurate books of account containing all particulars which may be necessary for the purpose of showing the royalties payable to Nycomed pursuant to this Section 3.5. Said books and the supporting data shall be open and accessible at all reasonable times during the term of the Agreement to the inspection of an independent certified accountant or other appropriately certified agent retained by Nycomed and reasonably acceptable to MBI for the purpose of verifying MBI's royalty statements, or MBI's compliance in other respects with the royalty provisions of this Section 3.5. MBI may take reasonable steps to provide Nycomed's agent only such information as is necessary for such verification, and Nycomed's agent shall report to Nycomed only such information as is required by Nycomed to confirm MBI's compliance with the terms of this Section 3.5. Nycomed and its agent shall keep any information so obtained confidential.

          3.6 CERTAIN PROPRIETARY RIGHTS. As provided below in Section 8.7.3 of this Amendment, Section VI.J is being terminated by this Amendment. As additional consideration for the termination of Nycomed's license and other amendments to the Agreement described herein, MBI hereby acknowledges that as a result of the settlement in this Agreement, it has no rights to receive or license any New Developments, Assisted New Developments or Joint Developments from Nycomed, and MBI waives and releases any claims related to (i) the failure, if any, of Nycomed to develop or provide New Developments, Assisted New Developments or Joint Developments prior to the date of this Amendment, and (ii) any such New Developments, Assisted New Developments or Joint Developments that may have been developed or provided by Nycomed.

4.   CONTINUING DEVELOPMENT WORK BY NYCOMED.

     4.1 Nycomed shall continue the product registration work for the Licensed Products in the Territory specifically listed in Exhibit A to this Amendment (Summary of Registration Status of July 1, 1995) for a period which shall terminate on the first to occur of (i) the approval by the regulatory authority in each of the respective countries, as to the work in that country, or (ii) Nycomed's receipt of notice from MBI to terminate all such registration activities. Nycomed shall use its best efforts to obtain the regulatory approvals promptly but shall not be obligated to undertake any new regulatory filings in addition to those listed in Exhibit A. In addition, Nycomed shall not be obligated to initiate any new studies which may be requested by any regulatory authorities as a condition to regulatory approval.

     4.2 Nycomed shall continue the specific clinical trials for the Licensed Products in the Territory which are described in detail in Exhibit B to this Amendment, for a period which will terminate on the earlier of (i) the completion of the clinical trials listed in Exhibit B or (ii) Nycomed's receipt of notice from MBI to terminate all such activities. Nycomed shall use its best efforts to complete such trials on the time schedule listed for each trail in Exhibit B but shall not be obligated to undertake any trials in addition to those so listed.

          4.3 Nycomed's retained license for this continuing development work shall terminate when its obligations under this Section 4 are completed.

          4.4 Additionally, Nycomed shall immediately provide to MBI all information (or appropriate summaries thereof) in Nycomed's possession related to mean size and/or concentration of microspheres used or useful in manufacturing Infoson and intended to increase Infoson's efficacy.

          4.5 Nycomed shall take all necessary or appropriate actions to permit MBI or any licensee or assignee of rights through MBI to reference or otherwise receive the benefit of all regulatory applications, registrations or approvals filed or obtained by Nycomed.

     5. SUPPLY AGREEMENT. At MBI's option, exercisable at any time from the date of this Amendment through March 31, 1996, MBI and Nycomed shall enter into a supply agreement for Infoson substantially in the form of the supply agreement attached as EXHIBIT C to this Amendment (the "Supply Agreement"), on economic terms to be negotiated.

     6. TRADEMARK ASSIGNMENT. Upon the effective date of this Amendment, Nycomed shall assign to MBI all of Nycomed's rights to the trademark "Infoson" (the "Trademark") and agrees to execute and file, if necessary, all appropriate Trademark assignment documentation in all relevant jurisdictions. MBI will grant a limited license to Nycomed to use the Trademark to the extent that use of the Trademark by Nycomed is necessary or helpful for Nycomed's performance of its activities pursuant to Section 4 of this Amendment.

     7. OTHER AGREEMENTS. Nycomed and MBI agree that the Investment Agreement dated December 31, 1987 between Nycomed AS and MBI, as amended by an Amendment dated February 16, 1989 (as amended, the "Investment Agreement"), and the related Registration Agreement dated December 31, 1987 (the "Registration Agreement") are hereby terminated and of no further force or effect.

     8. OTHER PROVISIONS OF THE LICENSE AGREEMENT. Nycomed and MBI agree that the following provisions of the License Agreement shall be terminated or modified as of the date of this Amendment as follows:

          8.1 SECTION II.A. Nycomed's retained license under Section II.A of the License Agreement for the purpose of enabling Nycomed to manufacture Infoson in accordance with the Supply Agreement shall terminate on the earlier of (i) the expiration without having been exercised of MBI's option under Section 5 of this Amendment to require Nycomed to enter into the Supply Agreement or (ii) if MBI exercises its option, the expiration or termination of the Supply Agreement (as the term of the supply agreement may be renewed or extended).

     8.2 Section II.E. Section II.E of the License Agreement ("Trademark License") is terminated.

     8.3 Section II.F. Section II.F of the License Agreement ("Technology Transfer") is terminated except to the extent that any Technical Data is necessary or helpful for Nycomed's performance of its activities pursuant to
Section 4 of this Amendment or for the manufacture of Infoson in accordance with the Supply Agreement. MBI shall have no obligation to transfer Technical Data for the latter purpose unless and until MBI and Nycomed enter into the Supply Agreement.

     8.4 Article III. Article III of the License Agreement ("Other Territories") is terminated.

     8.5 Article IV. Article IV of the License Agreement ("Payments") is terminated.

     8.6 Article V. Article V of the License Agreement ("Royalties, Records and Reports") is terminated.

     8.7 Article VI. Article VI of the License Agreement ("Joint Development, Product Specification and Labeling") is terminated as follows:

          8.7.1 Sections VI.A, VI.C, VI.D, VI.E and VI.F. of the License Agreement ("Clinical Trials," "Access to Clinical Centers," "Mutual Assistance" and "Revisions to Specifications," respectively) are terminated except to the extent that the parties' performance of their respective obligations under those sections is necessary or helpful for Nycomed's performance of its activities pursuant to Section 4 of this Amendment.

          8.7.2 Sections VI.B, VI.G, VI.H and VI.I of the License Agreement ("MBI Product Development, Pre-Marketing and Pre-Production Activities; Access to Clinical Data and Benefits of Pre-marketing Activities," "Changes in the LICENSED PRODUCT," "Identification of MBI," "Interruption in NYCOMED's Ability to Supply" and "Assistance in Addressing Insufficient Capacity," respectively) are terminated.

          8.7.3 Section VI.J of the License Agreement ("Improvements") is terminated.

     8.8 Section IX.A. Section IX.A of the License Agreement is amended to read as follows:

          This Agreement, unless earlier terminated as provided herein, shall expire in accordance with the period specified in Article VIII, above.

     8.9 Section IX.D. Section IX.D of the License Agreement is amended to read as follows:

                    The termination of this License and Cooperative Development Agreement shall terminate all sublicenses made by NYCOMED hereunder, and the termination of any license granted to Nycomed under this Agreement shall terminate all sublicenses made by NYCOMED under that license.

          8.10 Section IX.E. Section IX.E of the License Agreement is amended to read as follows:

                         MBI's responsibilities and obligations to report to
                    Nycomed and to pay royalties to NYCOMED as to any Licensed Product sold by MBI or sublicensees or to pay to Nycomed any outstanding amounts, due and payable under this License Agreement prior to termination hereof, shall survive such termination.

          8.11 Section IX.F. Section IX.F of the License Agreement is terminated.

          8.12 Article XI. Article XI of the License Agreement ("Infringement") is terminated as follows:

               8.12.1 Sections XI.A, XI.B, XI.C, XI.D and XI.F of the License Agreement ("NYCOMED's Right to Enforce," "Cooperation," "Litigation Procedures," "Litigation by NYCOMED" and "Infringement; Invalidity; Competitive Third-Party Marketing," respectively) are terminated.

               8.12.2 Section XI.E of the License Agreement ("Indemnification by MBI") is terminated in respect of all infringement claims except infringement claims arising from Nycomed's manufacture of Infoson in accordance with the Supply Agreement (if MBI and Nycomed enter into the Supply Agreement).

          8.13 Article XII. Article XII of the License Agreement ("NYCOMED's Efforts") is terminated.

          8.14 Article XIV. Article XIV of the License Agreement ("Scope of Agreement") is amended to read as follows:

                    This Agreement shall include and shall not be effective without Appendices I and II, which are incorporated herein by reference.

     9. Waiver of Claims. MBI and Nycomed each waive and release any claims that it may have against the other as of the date of this Amendment under or relating to the License Agreement (including, but not limited to, claims in respect of New Developments developed by the other party prior to the date of this Amendment), the Investment Agreement or the Registration Agreement. The parties acknowledge that MBI's waiver and release in this Section

9 is provided, in addition to the payments that MBI is required to make to Nycomed under Sections 3.1, 3.2 and 3.3 of this Amendment, in consideration of the covenants and agreements of Nycomed set forth herein.

     10. Confidentiality. MBI and Nycomed agree to consult with the other as to the content of any public announcement of this Amendment prior to such announcement.

     IN WITNESS WHEREOF, the parties have hereunto set their hands and seals and duly executed this Amendment as of the day and year first written above.

                              NYCOMED IMAGING AS

                              By:
                                  -------------------------------------
                                     Name:
                                           ----------------------
                                     Title:
                                            ---------------------

                              MOLECULAR BIOSYSTEMS, INC.

                              By:  /s/ Kenneth J. Widder
                                  -------------------------------------
                                     Name:  Kenneth J. Widder, M.D.
                                           ----------------------
                                     Title: Chairman and Chief Executive Officer
                                            ---------------------

                                       EXHIBIT A
                                                                          [LOGO]
                                      ------------
                                      CONFIDENTIAL
                                      ------------
INFOSON (Albunex)

REGULATORY STATUS                                                    1 July 1995
                                                                     Page 1 of 1


COUNTRY           SUBMITTED             APPROVED          AUTHORIZED          MARKETED
--------------------------------------------------------------------------------------
Austria           01.07.93

Finland           17.12.92              16.01.95           16.01.95

Norway            29.03.94

Sweden            03.11.92              28.01.94           28.01.94

Switzerland       01.12.92

UK                11.09.92              25.02.93           21.07.94
--------------------------------------------------------------------------------------
Belgium           27.09.94

Denmark           21.09.94

France            22.09.94

Germany           20.09.94

Greece            22.09.94

Ireland           27.09.94

Italy             27.09.94

Luxembourg        26.09.94

The Netherlands   22.09.94

Spain             22.09.94
--------------------------------------------------------------------------------------


    THE MULTI-STATE PROCEDURE STARTED 15.10.94 IN THE EEC COUNTRIES LISTED ABOVE.
--------------------------------------------------------------------------------------
USA               14.09.90                                 05.08.94

                                    EXHIBIT B                           [LOGO]

            CENTRAL CLINICAL TRIALS - NOT INCLUDED IN 1ST FILE INFOSON
                                  ONGOING TRIALS



=================================================================================================================================
                                                                           NO. OF               ESTIMATED
                                                                           PATIENTS             DATE                ESTIMATED
                                                           NO. OF          PLANNED              PATIENT             DATE
                                                           PATIENTS        TO BE                INCLUSION           FINAL
TRIAL NO.          INDICATION/APPLICATION                  ENROLLED        ENROLLED             COMPLETE            REPORT
=================================================================================================================================
IAXI1026            MYOCARDIAL CONTRAST ENHANCEMENT,              11              25             Terminated             1Q96
                    I.G. INJECTION
---------------------------------------------------------------------------------------------------------------------------------
IAXI1032            HEART CHAMBER OPACIFICATION AND I.V.          20              20              Complete              1Q96
                    SAFETY
---------------------------------------------------------------------------------------------------------------------------------
AXI1033b            FALLOPIAN TUBE PATENCY                  Tot. 0336/048    Tot. 0336/048        Complete             Oct. 95
                                                                 221             221
---------------------------------------------------------------------------------------------------------------------------------
[ILLEGIBLE]         HEART CHAMBER OPACIFICATION AND I.V.          30              30              Complete              1Q96
                    SAFETY
---------------------------------------------------------------------------------------------------------------------------------
[ILLEGIBLE]         HEART CHAMBER OPACIFICATION AND I.V.          24              67             Terminated            IIQ96
                    SAFETY
---------------------------------------------------------------------------------------------------------------------------------
[ILLEGIBLE]         CARDIAC [ILLEGIBLE]                           45              45              Complete             Oct. 95
                    REGURGITATION
---------------------------------------------------------------------------------------------------------------------------------
[ILLEGIBLE]         HEART CHAMBER OPACIFICATION AND I.V.           9              50               IQ96                IIIQ96
                    SAFETY
---------------------------------------------------------------------------------------------------------------------------------
AXV045              ARTERIAL STENOSIS AND ORGAN                   10              10              Complete              IV95
                    PERFUSION
---------------------------------------------------------------------------------------------------------------------------------
[ILLEGIBLE]         BLADDER REFLUX                                 2              10               IVQ95                IQ96
---------------------------------------------------------------------------------------------------------------------------------
[ILLEGIBLE]         FALLOPIAN TUBE PATENCY                   [ILLEGIBLE]
---------------------------------------------------------------------------------------------------------------------------------
[ILLEGIBLE]         HEART CHAMBER OPACIFICATION AND I.V.          15              50             Terminated             IQ96
                    SAFETY
                    CARDIAC DOPPLER
---------------------------------------------------------------------------------------------------------------------------------

             CENTRAL CLINICAL TRIALS - NOT INCLUDED IN 1ST FILE INFOSON
                                ONGOING TRIALS


==================================================================================================================================
                                                                                         NO. OF        ESTIMATED
                                                                                         PATIENTS      DATE             ESTIMATED
                                                                           NO. OF        PLANNED       PATIENT          DATE
                                                                           PATIENTS      TO BE         INCLUSION        FINAL
TRIAL NO.                    INDICATION/APPLICATION                        ENROLLED      ENROLLED      COMPLETE         REPORT
==================================================================================================================================
AXH050                       HEART CHAMBER OPACIFICATION AND I.V.          30              30           Complete          IVQ95
                             SAFETY
                             STRESS-ECHCARDIOGRAPHY
----------------------------------------------------------------------------------------------------------------------------------
AXH051                       ARTERIAL STENOSIS AND ORGAN PERFUSION          3              18             IVQ95           IIQ96
----------------------------------------------------------------------------------------------------------------------------------
AXH055                       MYOCARDIAL CONTRAST ENHANCEMENT,              10              10           Complete         Oct. 95
                             I.V. INJECTION
----------------------------------------------------------------------------------------------------------------------------------
AXU056                       FALLOPIAN TUBE PATENCY                        16            Max. 120         Dec. 95       March 96
==================================================================================================================================

                         LOCAL CLINICAL TRIALS INFOSON
                                ONGOING TRIALS


=======================================================================================================================
                                                                            NO. OF          ESTIMATED
                                                                            PATIENTS        DATE             ESTIMATED
                                                            NO. OF          PLANNED         PATIENT          DATE
                                                            PATIENTS        TO BE           INCLUSION        FINAL
TRIAL NO.               INDICATION/APPLICATION              ENROLLED        ENROLLED        COMPLETE         REPORT
=======================================================================================================================
AXII101                 MAMMARY GRAFT. I.V. INJ.            30               30               Complete        4Q95
-----------------------------------------------------------------------------------------------------------------------
AXII103                 HEART CHAMBER OPACIFICATION, LV     73              120              Terminated       2Q96
                        FUNCTION, I.V. INJ.
-----------------------------------------------------------------------------------------------------------------------
AXII104                 LAD, COIL SINUS, IV.INJ/TEE          9               30                 1Q96          2Q96
-----------------------------------------------------------------------------------------------------------------------
AXII105                 HEART CHAMBER OPACIFICATION, LV      5               30                 2Q96          4Q96
                        FUNCTION, I.V. INJ.
-----------------------------------------------------------------------------------------------------------------------
AXII501                 HEART CHAMBER OPACIFICATION, LV     33               50                 4Q96          1Q96
                        FUNCTION, L.V. INJ.
=======================================================================================================================

                                                                       EXHIBIT C

                                    FORM OF

                                SUPPLY AGREEMENT

         This Supply Agreement (the "Agreement") is made as of _________________ _______________________, 1995 by and between Nycomed Imaging AS, a Norwegian Corporation ("Nycomed"), and Molecular Biosystems, Inc., a Delaware Corporation ("MBI").

         WHEREAS, Nycomed and MBI are parties to a License and Cooperative Development Agreement dated December 31, 1987, as amended (the "License Agreement") pursuant to which Nycomed has engaged in development work on the Licensed Products as defined therein (including Albunex), and Nycomed has developed a manufacturing capability for the Licensed Products;

         WHEREAS, the License Agreement has been amended by an Amendment of even date herewith, pursuant to which Nycomed has transferred back to MBI the marketing rights for the Licensed Products in the Territory, but the parties desire that Nycomed manufacture and supply the Licensed Products to MBI or its licensee in the Territory, on the terms provided in this Supply Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1.       DEFINITIONS.

                  1.1. "Agreement" shall mean this Supply Agreement, as it may be amended from time to time.

                  1.2. "License Agreement" shall mean the License and Cooperative Development Agreement dated December 31, 1987, as amended by an Amendment dated June 15, 1989 and by Amendment No. 2 of even date herewith.

                  1.3. "Licensed Product" shall mean the product for ultrasound imaging contrast covered by, or sold for use in, or manufactured according to a process covered by any pending claim in any pending patent application or by, a claim in any unexpired patent which claim, or a claim corresponding thereto in any other patent, has not been declared invalid by a court of competent jurisdiction, which patent application or patent is included in the Technology Rights and that meets the specifications for the Albunex product described by Nycomed as "Infoson." For purposes of this Agreement, "Licensed Product" does not include FS069.

                  1.4.     "Technology Rights" shall mean the following:

                        1. those patents and patent applications as currently set forth in Appendix I to the License Agreement, together with any patent which may be issued thereunder, and any divisional, continuation or continuation-in-part applications based thereon, and any patents resulting from any of said applications and any reissues or extensions based on any of such patents;

                        2. any foreign patent applications claiming subject matter embodied in the aforesaid patents and patent applications, which have been or will be filed in the countries of the Territory as hereinafter defined together with any patent which may be issued thereunder, any divisional, continuation or continuation-in-part applications based thereon, and any patents resulting from any of said applications and any reissues or extensions based on any of such patents;

                        3. any other patents or patent applications, or trade secrets or know-how presently owned by, being developed or subsequently developed or acquired by MBI which relate directly to the design, manufacture or use of microspheres for ultrasound imaging contrast in vascular applications.

                  1.5 "Territory" shall mean those countries set forth in Appendix II to the License Agreement, their Territories and Possessions, as amended from time to time pursuant to Article VIII of the License Agreement.

         2. TERM OF THIS AGREEMENT. This Agreement shall commence on the effective date hereof and shall continue for an initial term ending on the second anniversary of the fist commercial sale of the Licensed Products in the Territory. [Renewal provisions to be discussed.]

         3. SUPPLY OF LICENSED PRODUCTS. MBI shall purchase from Nycomed, and Nycomed shall supply to MBI, all MBI's requirements of the Licensed Products for use or sale in the Territory, including quantities for research, development and clinical trials as well as for commercial purposes after approval for marketing the Licensed Products has been obtained, and including all quantities required by any licensees of MBI in the Territory.

         In the event of any significant interruption in Nycomed's ability to supply the Licensed Products to MBI hereunder, Nycomed shall, promptly after such interruption, use reasonable efforts to provide all necessary information and appropriate raw materials to permit MBI to manufacture the Licensed Products for its requirements in the Territory so long as such interruption continues. When Nycomed can once again supply MBI's requirements, MBI shall once again purchase such requirements from Nycomed.

         4. PRICE. The price of the License Product to MBI shall be Nycomed's full manufacturing cost plus _%. Nycomed shall prepare and submit to MBI no later than the time Licensed Products are first supplied under this Agreement, a calculation of its full manufacturing cost, including [definition of full manufacturing cost to be discussed].

         In the event of increases or decreases in Nycomed's full manufacturing cost, Nycomed shall provide MBI with notice of not less than 30 days of such increase or decrease, along with an explanation of the reasons for the increase or decrease and a calculation of the new full manufacturing cost figures.

         5. SPECIFICATIONS. The Licensed Products to be supplied by Nycomed to MBI hereunder shall conform to the specifications established by mutual agreement of Nycomed and MBI, as modified from time to time to meet the requirements of the relevant governmental authorities. The Licensed Products shall also conform to the specifications set forth in applicable regulatory filings relating to the Licensed Products in the countries included in the Territory. Once the necessary governmental approvals are obtained, the parties shall set forth the agreed specifications in an Exhibit A to be attached to this Agreement, entitled "SPECIFICATIONS FOR LICENSED PRODUCTS". Exhibit A shall also contain any agreed quality control tests and inspection procedures and shall be amended from time to time to reflect any change in the mutual agreements of the parties or in the regulatory requirements.

         6. NON-CONFORMING SUBSTANCES. MBI may reject and shall not be obligated to pay for, or if payment has been made then MBI shall receive a credit for, any substances that do not conform to the specifications and performance requirements set forth in Exhibit A. MBI shall prompty notify Nycomed of any substances that MBI is rejecting as non-conforming or defective, and MBI shall return such non-conforming or defective substances to Nycomed at Nycomed's expense. Any such notice of rejection shall be in writing and shall specify the lot number and the nonconforming or defective nature of the substance. MBI shall be deemed to have accepted any substances delivered to it unless it gives notice of rejection within 90 days of receipt.

         Notwithstanding the provisions of the foregoing paragraph, if the nonconformity or defect is not readily apparent by physical inspection or is not revealed by applicable acceptance tests at the time the substance is delivered to MBI, MBI may revoke its acceptance by giving Nycomed prompt notice upon discovery of such nonapparent nonconformity or defect. Any such notice shall be in writing and shall specify the nonconforming or defective nature of the substance.


         Nycomed shall promptly deliver to MBI a quantity of Licensed Products which conform to the specifications and which is equal in amount to the amount of substance that has been rejected.

         MBI shall have the option at any time to take batch specimens and to conduct its own tests and confirm that the substance conforms to the specifications prior to shipment by Nycomed.

         In the event that Nycomed and MBI disagree as to the conformity of substances to the specifications and performance requirements set forth in Exhibit A, the dispute shall be referred for a final resolution to a mutually acceptable independent laboratory.

         7. FACILITY ACCESS. Upon request by MBI from time to time and upon reasonable notice and during normal business hours, Nycomed will grant access to its facilities and records to MBI's manufacturing, quality control and compliance inspectors. Nycomed shall allow such inspectors to inspect the manufacturing AND quality control testing operations, compliance procedures and records relating to the Licensed Products, as well as inventory levels, to insure that Nycomed can meet MBI's reasonable future requirements for the Licensed Products, is manufacturing the Licensed Products in conformity with applicable laws and regulations, and is otherwise satisfying its obligations under this Agreement. Such inspections shall be conducted so as not to unreasonably interfere with Nycomed's operations and after notice of at least 30 business days.

         8. ORDERS AND DELIVERIES. At least 90 days before the start of each calendar quarter, MBI shall provide Nycomed with a written estimate of the amounts of the Licensed Products it will desire for shipment during such quarter and during each of the next five quarters (each such six-quarter estimate after the first one shall contain a revision of the estimate previously made with respect to the first five quarters).

         MBI shall submit firm orders for the Licensed Products at least 90 days prior to requested shipment date. If the total of MBI's firm orders for shipment in any quarter exceeds __% of its original estimate for the quarter or exceeds ___% of the total of its order for shipment during the preceding quarter, Nycomed may extend the shipment date for the excess by such reasonable period as is required by Nycomed for the manufacture thereof.

         The terms of all sales of Licensed Products hereunder shall be F.O.B. Nycomed's place of manufacture, and MBI shall reimburse Nycomed for the cost of freight and insurance and shall bear the cost of customs duty with respect to importation of Licensed Products into any designated country for shipment.

         9. TERMS OF PAYMENT. Payment for all quantities of Licensed Products supplied hereunder shall be made by MBI within 30 days after receipt of Nycomed's invoice. Nycomed shall invoice MBI for Licensed Products supplied hereunder upon the date of shipment.

         10. TAXES. MBI shall be responsible for the payment of all taxes, imposts, levies and assessments based upon its sale or distribution of the Licensed Products in the Territory, including obtaining authorization for, and paying all the fees associated with, the export and transshipment of the Licensed Products.

         Nycomed shall be responsible for the payment of all taxes, levies and assessments based upon its manufacture and delivery of the Licensed Products to MBI, and all taxes based upon Nycomed's revenue or income associated with the transactions contemplated by this Agreement.

         In the event that either party is required to pay any taxes, imposts, levies or assessments for which the other is responsible under this Agreement, the responsible party shall promptly reimburse the other party for such payment upon request.

         11. MANUFACTURING PRACTICES. Nycomed shall comply with all laws, regulations, standards and practices required in the countries where MBI will market and sell the Licensed Products supplied hereunder, and the Licensed Products shall not be adulterated or misbranded when delivered to MBI. Authorized representatives of any government agency or safety standards organization shall be allowed access to Nycomed's facilities for the purpose of inspection during normal business hours pursuant to applicable law and regulations.

         12. FORCE MAJEURE. Nycomed and MBI shall not be liable for failure to make or take, or delay in making or taking, any delivery due to war, strikes, labor trouble, floods, fires, shortages or interruption of transportation or any other cause beyond their respective control, but they shall make every effort to remove any such cause of their failure or delay as soon as possible.

         13. ROYALTY. MBI shall pay to Nycomed royalties as provided in the Amendment to the License Agreement with respect to MBI's sale of all Licensed Products supplied by Nycomed.

         14. ARBITRATION. If any dispute arises and cannot be resolved after good faith efforts between the parties with respect to the interpretation or implementation of any provision in this Agreement, then the parties agree to submit to arbitration in order to resolve such differences; PROVIDED, HOWEVER, that disputes concerning the conformity of substances to specifications shall be resolved as provided in Section 6 above. Any such arbitration shall be conducted in London, England, UK, in accordance with the arbitration rules there and then obtaining of the International Chamber of Commerce.

         15. DEFAULT. If either party fails or neglects to perform covenants or provisions of this Agreement and if such fault is not corrected within 60 days after receiving written notice from the other party with respect to such default, such other party shall have the right to terminate this Agreement at any time by giving written notice to the party in default.

         16. BANKRUPTCY. Either party may terminate this Agreement if, at any time, the other party shall file in any court pursuant to any statute of the United States or any individual state or foreign country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of the party or of its assets, or if the other party shall be served with an involuntary petition against it filed in any insolvency proceeding, and such petition shall not be dismissed within 60 days after the filing thereof, or if the other party shall propose to be a party to any dissolution or liquidation, or if the other party shall make an assignment for the benefit of creditors.

         17.  GENERAL PROVISIONS.

                  17.1. AMENDMENT. All amendments or modifications of this Agreement shall be in writing and shall be signed by each of the parties hereto.

                  17.2. WAIVER. Any waiver of any right, power or privilege hereunder must be in writing and signed by the party being charged with the waiver. No delay on the part of any party hereto in exercising any right, power, or privilege hereunder shall operate as a waiver of any other right, power or privilege hereunder, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.

                  17.3. NOTICES. Any notice required or permitted to be given by this Agreement shall be given in writing and shall be delivered personally or sent by overnight courier, by facsimile with confirmation by first class mail, or by certified mail, return receipt requested. Notices delivered personally or sent by overnight courier or by facsimile with confirmation by first class mail shall be effective on the date received, while notices sent by certified mail, return receipt requested shall be deemed to have been received and to be effective five business days after deposit into the mails. Notices shall he given to the parties at the following respective addresses or to such other addresses as any parties shall designate in writing:

If to Nycomed:               Postal Address:
                             Nycomed Imaging AS
                             P.0. Box 4220 Torshov
                             N-0401 Oslo, Norway
                             Attention: Tore Talseth, President

                             Address:
                             Nycovein 1-2
                             Oslo, Norway

If to MBI:                   Molecular Biosystems, Inc.
                             10030 Barns Canyon Road
                             San Diego, CA 92121
                             USA
                             Attention: Kenneth Widder, Chairman

                  17.4. SUCCESSORS AND ASSIGNS. This Agreement and each of its provisions shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors or to any assignee of substantially all of the goodwill and business and assets of a party hereto and shall be assignable by MBI without Nycomed's consent to a purchaser or licensee of MBI's rights to sell Licensed Products in the Territory.

                  17.5. GOVERNING LAW. This Agreement shall be governed by and shall be construed in accordance with the laws of State of California, USA.

                  17.6. SEVERABILITY. In the event that any provision of this Agreement is held unenforceable or in conflict with the law of any jurisdiction, it is the intention of the parties that the validity of the remaining provisions hereof shall not be effected by such holding.

                  17.7. COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which together shall constitute a single instrument.

                                                 MOLECULAR BIOSYSTEMS, INC.

                                                 By:
                                                    ----------------------------
                                                 NYCOMED IMAGING AS

                                                 By:
                                                    ----------------------------

                                   APPENDIX 6

                    LETTER AGREEMENT DATED FEBRUARY 18, 1991,
                   AND LICENSE AGREEMENT DATED MARCH 26, 1999,
                            BETWEEN MBI AND SCHERING

                                                                      SCHERING
                                                                      APPENDIX 6
--------------------------------------------------------------------------------
                                             Schering  Aktiengesellschaft

Molecular Biosystems, Inc.
10030 Barnes Canyon Road
San Diego, CA. 92121
USA


                                        [LOGO]   Pharma

--------------------------------------------------------------------------------

Ihre Zeichen      Ihre [ILLEGIBLE] vom    Unser Zeichen (bei Antwert angeton)     Telelon: (0 30) 4 68-0           Datum

                                          Pharma Corporate                               (0 30) 4 68-5213      18-02-1991
                                          Licensing/WD-ku                         Telex  182 03-0 sch d
                                                                                         182 03-       sch d

                                LETTER AGREEMENT

          US PATENT NO. 4,276,885 AND ALBUNEX-Registered Trademark-

This letter constitutes the total understanding and undertakings of Molecular Biosystems, Inc. (MBI) and Schering Aktiengesellschaft (Schering) relative to the above-identified product of MBI and patent of Schering.

1. To terminate the dispute and to avoid possible litigation between the parties as to whether the sale of Albunex-Registered Trademark- in the United States for use as ultrasonic echographic imaging enhancing agent would be an infringement of US Patent No. 4,276,885 (the "'885 patent"), MBI will pay to Schering 2 % on US net sales of Albunex (net sales mean gross revenues from the sale of Albunex by MBI to unaffiliated third parties less usual credits for spoiled, damaged or outdated

                                                                        SCHERING
--------------------------------------------------------------------------------

Molecular Biosystems, Inc.             WD-ku    18-02-1991                  2


         products, returns, allowances, and 3 % for all other deductions including but not limited to transportation and handling charges) made during the five (5) year period beginning from the date the first sale of Albunex-Registered Trademark- is made after approval by the US Food and Drug Administration (FDA), with payments and reports to be made at least quarterly and include all net sales as defined above made more than sixty (60) days prior to the date of the report, with the right of independent audit. If such first sale occurs after July 7, 1993, this 5-year period may expire after the normal July 7, 1998, expiration date of the 17-year term of the '885 patent, provided that at all times during the 5-year period extending beyond July 7, 1998, Schering has obtained an extension of that expiration date under the provisions of 35 U.S.C. Section 156.

2. Schering will not assert the '885 patent against MBI, or any MBI-licensed seller or user of Albunex-Registered Trademark- in the United States.

3. Within ten (10) days after FDA approval of Albunex-Registered Trademark-, MBI will notify Schering thereof by facsimile message and a confirmation copy thereof mailed within that time period by regular airmail.

4. MBI will, if requested, assist Schering in obtaining an extension of the 17-year term of the '885 patent, including within thirty (30) days of FDA approval of Albunex-Registered Trademark-, sending to Schering by facsimile message and a confirmation copy thereof mailed within that time period by regular airmail, over the signature of a person with direct knowledge thereof and who certifies

                                                                        SCHERING
--------------------------------------------------------------------------------

Molecular Biosystems, Inc.             WD-ku    18-02-1991                  3


         the accuracy thereof, the information reasonably required for a determination of the applicable regulatory review period which must be established under 35 U.S.C. Section 156, including either

         (a) a brief summary of the activities undertaken by MBI relating to MBI's application for FDA approval of Albunex-Registered Trademark- during the applicable regulatory review period,

         or

         (b)      if, in accordance with 35 U.S.C. Section 156 (d) (2) (B)
                  (i), a determination is made that the applicant for an extension did not act with due diligence, the period during which MBI did not act with due diligence.

5. MBI will also provide reasonable assistance to Schering, if it becomes necessary to do so, in establishing MBI's due diligence during the Regulatory Review Period in response to a petition filed under 35 U.S.C. Section 156 (d) (20) (B) (i) or an inquiry by the FDA or the Commissioner of the Patent and Trademark Office.

6. MBI agrees not to actively hinder Schering's efforts to obtain an extension of patent term for U.S. Patent No. 4,276,885 based on the approval by FDA of MBI's Albunex-Registered Trademark-.

7. Provided MBI complies with Paragraphs 4 and 6, above, MBI shall have no responsibility or liability for any

                                                                        SCHERING
--------------------------------------------------------------------------------

Molecular Biosystems, Inc.             WD-ku    18-02-1991                  4



         failure of Schering to obtain an extension of the 17-year term of the '885 patent.

If you agree to all the terms included in this letter, kindly so indicate by signing below and returning one copy of the letter to us.


Very truly yours,

SCHERING AKTIENGESELLSCHAFT

i. V.                                   ppa.

/s/ Dr. Scholz                          /s/ Degen

Dr. Scholz                              Degen


Date: 18-02-1991

Accepted and agreed:

/s/ Vincent A. Frank
Vincent A. Frank, President
MOLECULAR BIOSYSTEMS, INC.

Date: 2/20/91

                                LICENSE AGREEMENT

This License Agreement ("Agreement") is made effective the 26th day of March, 1999 by and between Molecular Biosystems, Inc., a corporation organized under the laws of Delaware, having its principal place of business at 10030 Barnes Canyon Road, San Diego, California 92121, USA ("MBI") and Schering Aktiengesellschaft, a corporation organized under the laws of the Federal Republic of Germany and having its principal place of business at 13342 Berlin, Germany ("Schering").

WHEREAS Schering and MBI are both engaged (inter alia) in the research, development and marketing of pharmaceutical specialties, including diagnostic substances and products;

WHEREAS MBI is manufacturing and marketing an ultrasound contrast agent consisting of albumin microspheres of fluorinated hydrocarbon, such agent currently being advertised and sold under the tradename OPTISON-Registered Trademark- and which has been launched for the first time in January 1998;

WHEREAS Schering owns certain patent rights and desires to grant MBI a license under its patent rights (as hereinafter described)

NOW THEREFORE the parties agree as follows:

ARTICLE 1: DEFINITIONS

As used in this Agreement, the following terms, when capitalized, shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

1.1     "Affiliate" shall mean any corporation or other business organization
        (i) in which all or part of the voting capital is owned, directly or through one or more intermediaries, by one of the parties; or (ii) which owns, directly or through one or more intermediaries, all or part of the voting capital of one of the parties; or (iii) which directly or through one or more intermediaries controls or is controlled by either party. As used in this definition, "control" shall mean the power to direct or cause the direction of the management and the policies of an entity, whether through the ownership of a majority of the outstanding voting shares or by contract or otherwise.

1.2 "Chugai" shall mean Chugai Pharmaceutical Co., Ltd., having a place of business at 1-9, Kyobashi 2-chome, Chou-ku, Tokyo, 104-8301 Japan.

1.3     "Effective Date" shall mean the date first written above.

1.4 "Mallinckrodt" shall mean Mallinckrodt Inc., having a place of business at 675 McDonnell Boulevard, St. Louis, MO 63134, USA.

1.5 "Net Sales" shall mean the gross revenues from sales of a product by MBI and/or its Affiliates and/or sublicensees to third parties, less deductions for (a) value added tax separately recorded and any other sales and excise taxes and duties paid or allowed by a selling party and any other governmental charges imposed upon the use or sales of the product, (b) rebates or allowances, quantity or cash discounts, chargebacks or fees, including commission, actually granted on the product to third parties, but not where said rebate, allowance, discount, chargeback, fee or commission is conditional on the purchase of additional products, and in each case in amounts customary in the trade; (c) allowances or credits to third parties on account of rejection, outdating or return of such product, and (d) transportation charges including insurance actually paid by MBI or an Affiliate of MBI and which cannot be reclaimed from a third party.

1.6 "Patent Rights" shall mean the US Patent No. 4,276,885, and the Canadian Patent CA 1171952, both owned by Schering, including any continuations, continuations in part, divisions, provisional or any substitute applications, any reissue, reexamination, renewal or extension (including any supplemental certificates) of such patent, any additional foreign equivalents thereto and any confirmation patents or registration patents or patents of addition based on such patent.

1.7 "Product" shall mean an ultrasound contrast agent consisting of albumin microspheres of fluorinated hydrocarbon and which is currently sold under the trade name OPTISON.

1.8 "Third Party" means any entity other than MBI or Schering and their respective Affiliates and sublicensees.

1.9     "Territory" shall mean all countries of the world.


ARTICLE 2:   LICENSE

Schering hereby grants MBI a nonexclusive license under its Patent Rights to make, have made, use, import, distribute, sell, offer for sale and have sold the Product in the Territory, with no right to grant sublicenses, provided, however that, subject to the provisions set forth in Article 5.2, MBI may grant a sublicense to Mallinckrodt or Chugai to market and sell the Product in the Territory, and further provided that Mallinckrodt and Chugai shall have no right to grant further sublicenses.


ARTICLE 3:  PAYMENTS

In recognition of the rights granted to it hereunder, MBI shall make to Schering the following payments:

3.1 Upon the signing of this Agreement, MBI shall pay to Schering the amount of four hundred thousand US dollars (400,000.00 US$).

3.2 Upon one year from the Effective Date, MBI shall pay to Schering the amount of four hundred fifty thousand US dollars (450,000.00 US$). Should the parties in the future enter into any license agreement between Schering (either alone or together with a Third Party) and MBI or Mallinckrodt that refers to the manufacture or marketing of the Product, then the amount of 450,000.00 US$ payable under this Article
        3.2 will be credited against any license fees or payments that MBI or Mallinckrodt will then owe to Schering under such license agreement, at terms and conditions then to be agreed between MBI or Mallickrodt and Schering.

3.3 MBI shall further pay a royalty of 2 % on all Net Sales of the Product in the U.S. and Canada provided that Net Sales of the Product in the U.S. and Canada have exceeded fifteen million US dollars (15,000,000.00 US$) through the life of the Patents, further provided however, that from May 5, 1999 on, the 2 % royalty rate payable pursuant to this section shall be calculated solely from the Net Sales of the Product in Canada once Net Sales of the Product in Canada have exceeded two million five hundred thousand US dollars (2,500,000 US$). The royalty payments accruing under this Agreement shall be calculated quarterly and shall be made within sixty (60) days after the end of each calendar quarter in which the Net Sales occurred.

3.4 All payments accruing under this Agreement shall be made in US dollars by wire transfer to a bank account designated by Schering.

3.5 MBI's obligation to pay royalties under Article 3.3 shall cease when the last of the Patent Rights shall have expired.

ARTICLE 4:  REPORTS AND RECORDS

4.1 A report summarizing the Net Sales of the Product during the relevant quarter shall be delivered to Schering within sixty (60) days following the end of each calendar quarter for which royalties are due.

4.2 MBI will maintain complete and accurate records which are relevant to revenues, costs, expenses and payments under this Agreement and such records shall be open during reasonable business hours for a period of two (2) years from creation of individual records for examination at Schering's expense by a certified public accountant selected by Schering (subject to the consent of MBI, such consent not to be unreasonably withheld or delayed), for the sole purpose of verifying for Schering the correctness of calculations and classifications of such revenues, costs, expenses or payments made under this Agreement. Results of any such audit shall be provided to MBI. If there is a dispute between the parties following any audit performed pursuant to Section 4.2, either party may refer the issue (an "Audit Disagreement") to an independent certified public accountant for resolution. In the event an Audit Disagreement is submitted for resolution by either party, the parties shall comply with the following procedures. (i) The party submitting the Audit Disagreement for resolution shall provide written notice to the other party that it is invoking the procedures of this Section 4.2. (ii) Within thirty (30) business days of the giving of such notice, the parties shall jointly select a recognized international accounting firm to act as an independent expert to resolve such Audit Disagreement.
        (iii) The Audit Disagreement submitted for resolution shall be described by the parties to the independent expert, which description may be in written or oral form, within ten (10) business days of the selection of such independent expert. (iv) The independent expert shall render a decision on the matter as soon as practicable. (v) The decision of the independent expert shall be final and binding unless such Audit Disagreement involves alleged fraud, breach of this Agreement or construction or interpretation of any of the terms and conditions thereof. (vi) All fees and expenses of the independent expert, including any third party support staff or other costs incurred with respect to carrying out the procedures specified at the direction of the independent expert in connection with such Audit Disagreement, shall be borne by each party in inverse proportion to the disputed amounts awarded to the party by the independent expert through such decision (e.g. Schering disputes $100, the independent expert awards Schering $60, then Schering pays forty (40%) percent and MBI pays sixty (60%) percent of the independent expert's costs).

ARTICLE 5:  PATENT MAINTENANCE

5.1 Schering shall maintain during the term of this Agreement the Patent Rights in the Territory.

5.2 Schering agrees not to assert the Patent Rights against MBI or any of the MBI-licensed manufacturer or seller of the Product in the Territory.

5.3 MBI agrees (i) not to challenge, or to cause, assist or support any of its Affiliates, Mallinckrodt or any Third Party, directly or indirectly, in challenging the validity or enforceability of the Patent Rights and (ii) not to allege, or to cause, assist or support any of its Affiliates (including Mallinckrodt) or any Third Party, directly or indirectly, in alleging that the Product does not infringe the Patent Rights. MBI further agrees to obtain a similar declaration from its sublicensee(s) prior to or simultaneously with the grant of any sublicense. Any violation by MBI of this provision shall be deemed a breach of a material obligation of this Agreement.

ARTICLE 6:  TERM AND TERMINATION

6.1 Except as otherwise provided herein, this Agreement shall terminate when the last of the Patent Rights has expired.

6.2 Failure of Schering or MBI to comply with any of the respective material obligations and conditions contained in this Agreement shall entitle the other party to give the party in default notice requiring it to cure such default. If such default is not cured within ninety (90) days after receipt of such notice, the notifying party shall be entitled (without prejudice to any of its other rights conferred on it by this Agreement) to terminate this Agreement by giving a notice to take effect immediately. Notwithstanding the foregoing, in the event of a non-monetary default, if the default is not reasonably capable of being cured within the ninety (90) day cure period by the defaulting party and such defaulting party is making a good faith effort to cure such default, the notifying party may not terminate this Agreement, provided however, that the notifying party may terminate this Agreement if such default is not cured within one hundred eighty (180) days of such original notice of default. The right of either party to terminate this Agreement as hereinabove provided shall not be affected in any way by its waiver of, or failure to take action with respect to, any previous default.

6.3 In the event that one of the parties hereto shall go into liquidation, a receiver or a trustee be appointed for the property or estate of that party and said receiver or trustee is not removed within sixty (60) days, or the party makes an assignment for the benefit of creditors (collectively, a

        "Bankruptcy Event"), and whether any of the aforesaid Bankruptcy Events be the outcome of the voluntary act of that party, or otherwise, the other party shall be entitled to terminate this Agreement by giving a written notice to that party.

ARTICLE 7:  NOTICES

Any notice pursuant to this Agreement shall be in writing and shall be personally delivered by mail or express delivery service to the parties at the following addresses (or at such other address for a party as shall be specified by like notice)

if to MBI:                    Molecular Biosystems, Inc.
                              10030 Barnes Canyon Road
                              San Diego, CA, 92121
                              Attention: President and CEO

With a copy to:               Molecular Biosystems, Inc.
                              10030 Barnes Canyon Road
                              San Diego, CA, 92121
                              Attention: Legal Department

if to Schering:               Schering Aktiengesellschaft
                              D-13342 Berlin
                              Germany
                              Attention: Head of SBU Diagnostics

with a copy to:               Schering Aktiengesellschaft
                              D-13342 Berlin
                              Germany
                              Attention: Legal Department

ARTICLE 8:  ASSIGNMENT

The rights and obligations of either party may not be assigned to any Affiliate or any Third Party without the prior written consent of the other party, such consent shall not be unreasonably withheld. Notwithstanding the foregoing, the rights and obligations of MBI under this Agreement may be assigned to Mallinckrodt without the consent of Schering in the event that MBI shall transfer manufacture of the Product to Mallinckrodt or Mallinckrodt should otherwise succeed MBI in manufacture of the Product.

ARTICLE 9:  MISCELLANEOUS

9.1 This Agreement shall be governed by and interpreted under the laws of the State of New York as applied to contracts entered into and performed entirely in New York by New York residents. Venue for any litigation arising from this Agreement shall take place in the State or Federal courts of the State of New York located in the Borough of Manhattan of the City of New York.

9.2     The headings contained herein are for the purposes of convenience only.

9.3 The parties hereto acknowledge that this Agreement sets forth the entire Agreement and understanding of the parties hereto as to the subject matter hereof, and shall not be subject to any change, amendment, or modification except by the execution of a written instrument subscribed to by the parties hereto.

9.4 The failure of either party to assert a right hereunder or to insist upon compliance with any term of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition by the other party.

9.5 If any term, covenant, or condition of this Agreement or the application thereof to either party or circumstances shall, to any extent, be held to be invalid or unenforceable, then (i) the remainder of this Agreement, or the application of such term, covenant or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and any term, covenant, or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law; and (ii) the parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid or unenforceable, it being the intent of the parties that the basic purposes of this Agreement are to be effectuated.

9.6 Ambiguities, if any, of this Agreement shall not be construed against either party, irrespective of which party may be deemed to have authored the ambiguous provision.

9.7 This Agreement may be executed in one or more counterparts (and by facsimile), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.8 The status of the parties under this Agreement shall be that of independent contractors. Neither party shall have the right to enter into any agreements on behalf of the other party, nor shall it represent to any person that it has any such right or authority. Nothing in this Agreement shall be construed as establishing a partnership or joint venture relationship between the parties.

9.9 This Agreement does not create a partnership for US Federal income tax purposes (as defined in section 761 of the US Internal Revenue Code), for any US state or local jurisdiction, or in any country other than the US. Therefore, there is no requirement to file Form 1065, USD Partnership Return of Income, any similar US state or local income tax return or any similar document with tax authorities in any country other than the US.

IN WITNESS WHEREOF, authorized representatives of the parties have duly executed this Agreement as of the Effective Date.

SCHERING AKTIENGESELLSCHAFT MOLECULAR BIOSYSTEMS, INC

31.3.99
 By: /s/ ppe Rook                          By:  /s/ B. Venkatadri
    ---------------------------               -----------------------------
 Name: H.M. Rook                           Name: Bobba Venkatadri
      -------------------------                 ---------------------------
 Title: Head of SBU Diagnostics            Title: President & CEO
       ------------------------                  --------------------------


 By: /s/ j.v. Fritesch                     By: /s/ Kevin S. Helmbacher
    --------------------------                -----------------------------
 Name: Fritesch                            Name: Kevin S. Helmbacher
      ------------------------                  ---------------------------
 Title: Licensing Diagnostics              Title: General Counsel
       -----------------------                   --------------------------